RESIDENTIAL MORTGAGE FINANCE

COMPUTATIONAL MATERIALS – EXTERNAL USE

$548,848,000

(Approximate)

BAYVIEW FINANCIAL

Mortgage Pass-Through Certificates,

Series 2004-D

Computational Materials

Bayview Financial Securities Company, LLC

Depositor

Wells Fargo Bank , N.A.

Master Servicer

Wachovia Bank , N.A.

Trustee

RESIDENTIAL MORTGAGE FINANCE

RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet	Date Prepared: November 17, 2004

CONTACTS

SYNDICATE:

KEVIN WHITE	(212) 526-9519
DANIEL COVELLO	(212) 526-9519
PAUL TEDESCHI	(212) 526-9519

RESIDENTIAL MORTGAGE FINANCE:

STAN LABANOWSKI	(212) 526-6211
MIKE HITZMANN	(212) 526-5806
DARIUS HOUSEAL	(212) 526-9466
NICK STIMOLA	(212) 526-0212

TRADING:

MATT MILLER	(212) 526-8315
RISHI BANSAL	(212) 526-8315

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE ACTUAL COLLATERAL BALANCES

AS OF NOVEMBER 2, 2004 (THE “STATISTICAL CALCULATION DATE”) UNLESS OTHERWISE INDICATED.

ON THE CUT-OFF DATE, WHICH IS NOVEMBER 1, 2004, THE ASSETS OF THE TRUST FUND WILL PRIMARILY CONSIST OF A POOL OF FIRST LIEN, FULLY AMORTIZING AND BALLOON, FIXED AND ADJUSTABLE RATE, MORTGAGE LOANS SECURED BY SINGLE-FAMILY RESIDENTIAL, MULTIFAMILY, COMMERCIAL AND MIXED USE PROPERTIES.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.  THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY

RESIDENTIAL MORTGAGE FINANCE

BOND SUMMARY

$548,848,000

(APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)

BAYVIEW FINANCIAL

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-D

MORTGAGE BACKED SECURITIES

Wells Fargo Bank, N.A., Master Servicer

Senior / Subordinate REMIC Certificates

One Month LIBOR Available Funds Floaters -No Hard Cap – Act/360 – No Delay

Class	Approximate Size ($)	Initial Coupon(1)	WAL 35% Call (2)	WAL 10% Call (3)	Payment Window to 10% Call (3)	Initial Credit Support (4)	Legal Final Maturity (5)	Expected Ratings (4) Fitch/Moody’s/S&P
A-IO (6)	Notional	Variable	NA	NA	12/04-05/07 (3)	16.25%	05/07	[AAA/Aaa/AAA]
A	470,050,000	1mL + [ ]%	2.09	2.85	12/04-07/13	16.25%	08/44	[AAA/Aaa/AAA]
M-1	26,267,000	1mL + [ ]%	3.64	5.86	12/07-07/13	11.50%	08/44	[AA/Aa2/AA]
M-2	8,293,000	1mL + [ ]%	3.64	5.86	12/07-07/13	10.00%	08/44	[AA-/Aa3/AA-]
M-3	13,824,000	1mL + [ ]%	3.64	5.86	12/07-07/13	7.50%	08/44	[A/A2/A]
M-4	9,677,000	1mL + [ ]%	3.64	5.86	12/07-07/13	5.75%	08/44	[A-/A3/A-]
B-1	12,442,000	1mL + [ ]%	3.64	5.86	12/07-07/13	3.50%	08/44	[BBB/Baa2/BBB]
B-2	8,295,000	1mL + [ ]%	3.64	5.86	12/07-07/13	2.00%	08/44	[BBB-/Baa3/NR]
X (7) (8)	Not Offered Hereby							NR
F (7) (9)	Not Offered Hereby							NR
P (7) (10)	Not Offered Hereby							NR
R (7) (11)	Not Offered Hereby							NR

(1)

Each class of Offered Certificates, other than the Class A-IO Certificates, will accrue interest at the rate of One Month LIBOR plus a specified margin.  The margin on the Class A Certificates will increase to 1.5 times the stated margin for such class on each Distribution Date occurring after the date on which the 35% Auction Call may be exercised. The margin on the Class M and B Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.  Each Class of LIBOR Certificates is subject to the applicable Available Funds Cap, as described on page 15.  One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.  The Class A-IO Certificates will have a coupon as described on page 19.

(2)

All classes of Certificates will be subject to a 35% Auction Call.  The weighted average life to the 35% Auction Call assumes: (i) prepayments occur at 21% CPR, (ii) the 35% Auction Call is exercised on the first eligible Distribution Date and (iii) the certificates pay on the 28th of each month beginning in December 2004.

(3)

The weighted average lives to 10% Optional Call assume: (i) prepayments occur at 21% CPR, (ii) the 10% Optional Call is exercised on the first eligible Distribution Date and (iii) the certificates pay on the 28th of each month beginning in December 2004.   The payment window for the Class A-IO represents distributions of interest only.

(4)

Assumes over-collateralization (“O/C”) has built to the O/C Target.  The O/C Target is 2.00% of the Cut-Off Date collateral balance.  Initial credit support for a class equals (i) the percentage of the certificates (as a product of the mortgage loan balance) subordinate to such class plus (ii) the O/C Target.  The O/C amount on the Closing Date will equal approximately 0.75% of the Cut-Off Date collateral balance.  Rating levels are subject to final approval.

(5)

The legal final maturity date (the “Final Scheduled Distribution Date”) was determined by adding one month to the date of the last maturing loan for all certificates except the Class A-IO Certificates.  The Final Scheduled Distribution Date for the Class A-IO Certificates is the 30th Distribution Date.

(6)

The Class A-IO will be entitled to receive payments of interest only based on a variable notional amount as described on page 18.

(7)

The Class X, F, P and R Certificates are not offered hereby.

(8)

The Class X Certificate represents the entitlement to certain remaining cash flows in respect of the mortgage loans following payment of principal and interest in respect of the Offered Certificates, the Class F Certificates and the Class P Certificates, as described herein.

(9)

The Class F Certificates are entitled to an amount payable on a monthly basis equal to the Class F Distribution Amount, as described on page 17, based on the Class F Mortgage Loans.

(10)

The Class P Certificates are entitled to all prepayment penalty distributions.

(11)

The Class R Certificate is a non-economic REMIC tax residual.

RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW

•

Bayview Financial (“BAYV”), Mortgage Pass-Through Certificates, Series 2004-D is a term mortgage-backed securitization.  On the Closing Date, the Trustee will issue REMIC Certificates.  The mortgage loans will have been sold by Bayview Financial, L.P. and Bayview Financial Property Trust II (each a “Seller”) to Bayview Financial Securities Company, LLC (the “Depositor”).  The Depositor will sell the mortgage loans and other assets to the Trustee.

•

Certificates will represent ownership interests in the assets of the trust fund, which will consist primarily of fixed and adjustable rate, first lien, fully amortizing and balloon, residential, multifamily, commercial and mixed use mortgage loans, as described in detail on page 28.

•

The trust will feature a 35% Auction Call and a 10% Optional Call (deal clean up call).

OFFERED CERTIFICATES

•

The Trustee will issue seven classes of one-month LIBOR floating rate Certificates: Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 (the “LIBOR Certificates”).

•

In addition to the LIBOR Certificates, the Trustee will issue one interest-only class, the “Class A-IO” Certificates.  The Class A-IO is a 30-month scheduled interest-only certificate that will not have a class principal balance and will not be entitled to payments of principal.  Interest will accrue on the Class A-IO based on a variable notional amount and a variable interest rate, as described herein.  The Class X and Class R are residual classes.  The Class X will be entitled to releases of excess interest, as described on page 21 under Interest Payment Priority and the Class R is a REMIC tax residual.

•

The Class F certificate is entitled to the Class F Distribution Amount.  The Class P certificate is entitled to all prepayment penalty distributions.

•

The Class F, Class A and Class A-IO Certificates are collectively, the “Senior Certificates”.  The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates are collectively, the “Subordinate Certificates”.  The Class A, Class A-IO, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates are the “Offered Certificates”.  The Class X, Class F, Class P, and Class R Certificates will not be offered for sale.

•

In addition the mortgage loans, the assets of the trust fund will include an interest rate cap agreement pursuant to a 10-year schedule whereby the cap provider will be required to make monthly payments to the trust from December 2004 through November 2014 if one-month LIBOR moves above certain specified strike rates, as described on page 16.  The interest rate cap agreement is intended to partially mitigate the amount of basis risk shortfalls experienced by the LIBOR Certificates due to the application of the applicable Available Funds Cap.

CREDIT ENHANCEMENT

•

Credit enhancement for the benefit of the Certificateholders will be provided by (1) Excess Interest, (2) Overcollateralization, (3) Reserve Fund and (4) Subordination.  Initial Excess Interest is described on page 27.

•

Realized Losses on the Mortgage Loans will have the effect of reducing amounts distributable in respect of the Subordinate Certificates in inverse order of seniority before reducing amounts distributable in respect of the Class A Certificates.

RESIDENTIAL MORTGAGE FINANCE

STRUCTURE

Principal

•

Subordinate Certificates will be locked-out from distributions of principal for the first 3 years until the Class A Certificates have been reduced to zero.

•

On or after the Stepdown Date, provided a Trigger Event (as described on page 10) is not in effect, principal will be distributed to the Class A and Subordinate Certificates pro rata in reduction of their respective Class principal balances to the Targeted Overcollateralization Amount for that Distribution Date until reduced to zero.

Interest

•

Each class of LIBOR Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject to the Class A Available Funds Cap (in the case of Class A Certificates) or the Subordinate Available Funds Cap (in the case of the Subordinate Certificates).

•

The spread on the Class A Certificates will increase to 1.5 times the stated margin for such class on each Distribution Date occurring after the date on which the 35% Auction Call may be exercised.

•

The spread on the Class M and Class B Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

•

Basis risk shortfalls will be paid on future distribution dates with interest on unpaid interest, to the extent of funds available.

Subordination of Class M and B Certificates

Priority of Payment	Class A-IO and Class A(1) Initial Enhancement Pct. (15.00%)	Order of Loss Allocation
Class M-1 Initial Enhancement Pct. (10.25%)
The initial Enhancement Percentage is the Enhancement Percentage (as defined on page 11), which includes the initial O/C Amount of approximately $4,152,000 or 0.75% of the Cut-off Date balance

Class M-2

Initial Enhancement Pct (8.75%)

Class M-3

Initial Enhancement Pct (6.25%)

Class M-4

Initial Enhancement Pct. (4.50%)

Class B-1

Initial Enhancement Pct. (2.25%)

Class B-2

Initial Enhancement Pct. (0.75%)

Classes M-1, M-2, M-3, M-4, B-1 and B-2 are subject to a lock-out period until the Stepdown Date with respect to principal payments.
On or after the Stepdown Date (provided a Trigger Event is NOT in effect) O/C will stepdown 2x Target o/C (4.00%), subject to an O/C floor of 0/50% of the Cut-Off Date collateral balance	Overcollateralization Initial upfront (9.75%) Target (2.00%)

(1) The Interest-Only Class (Class A-IO) is not entitled to distributions of principal.  Class A-IO and Class A Certificates share preferential right to receive interest over the Subordinate Certificates as described under “Interest Payment Priority” on page 21.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS

Issuer:

Bayview Financial (“BAYV”), Mortgage Pass-Through Certificates, Series 2004-D

Offered Certificates:

Class A-IO, Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class
B-2 Certificates are the “Offered Certificates”.  In addition to the Offered Certificates, the trust fund will issue the Class F, Class X, Class P and Class R.

Senior Certificates:

Class F, Class A-IO and Class A.

Subordinate Certificates:

Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and

Class B-2.

LIBOR Certificates:

All Offered Certificates (except for the Class A-IO).

Interest-Only Certificates:

Class A-IO.

Lead Underwriter:

Lehman Brothers Inc.

Co-Underwriters:

Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Seller:

Bayview Financial, L.P.

Revolving Trust Seller:

Bayview Financial Property Trust II

Depositor:

Bayview Financial Securities Company, LLC

Trustee:

Wachovia Bank, N.A.

Master Servicer:

Wells Fargo Bank, N.A. (the “Master Servicer”)

Servicers:

M & T Mortgage Corporation, Bayview Loan Servicing, LLC, and others to be determined.

Servicing Advances:

The Servicers are required under the servicing agreements to advance delinquent payments of principal and interest on all Mortgage Loans in the trust, to the extent that such advances are expected to be ultimately recoverable from the related Mortgage Loan.

Custodian:

Wachovia Bank, National Association

Statistical Calculation Date:

November 2, 2004

Cut-off Date:

November 1, 2004

Expected Pricing Date:

On or about November [19], 2004

Expected Closing Date:

On or about December [14], 2004

Pricing Prepayment Speed:

21% constant prepayment rate (“CPR”)

Distribution Date:

28th day of each month (or the next business day), commencing in December 2004.

Servicing Fee:

Approximately 0.710% per annum on the aggregate principal balance of the mortgage loans, payable monthly.

Net Mortgage Rate:

The Net Mortgage Rate with respect to each Mortgage Loan will equal the Mortgage Rate thereon, minus the Aggregate Fee.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Master Servicing Fee:

[0.0150]% per annum of the collateral balance

Trustee Fee:

[0.0050]% per annum of the collateral balance

Custodian Fee:

[0.0025]% per annum of the collateral balance

Aggregate Fee:

The “Aggregate Fee” for each Mortgage Loan is the sum of the applicable Servicing Fee, the Master Servicing Fee, the Trustee Fee, the Custodian Fee and the rate of any lender-paid primary mortgage insurance (if any).

Day Count:

Interest will accrue on the LIBOR Certificates on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period; interest will accrue on the Class A-IO Certificates on the basis of a 360-day year consisting of twelve 30-day months.

Delay Days:

0 days.

Accrual Period:

Accrues from the last Distribution Date (or in the case of the first Distribution Date, the Closing Date) through the day preceding the current Distribution Date.

Accrued Interest:

The Offered Certificates will settle flat.

Due Period:

With respect to any Distribution Date is the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Prepayment Period:

With respect to any Distribution Date is the immediately preceding calendar month (or, in certain cases, such other period as is specified in the applicable servicing agreement).

LIBOR Index:

LIBOR will be determined on the second business immediately prior to the commencement of the Accrual Period.  The LIBOR rate will be equal to the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 AM, London time, on such LIBOR determination date.

Registration:

The Offered Certificates will be available in book-entry form through DTC.

Minimum Denominations:

LIBOR Certificates: Minimum of $25,000, and multiples of $1 in excess thereof.  Class A-IO Certificates: Minimum of $1,000,000 and multiples of $1 in excess thereof.

Clearing:

DTC, Euroclear or Clearstream

SMMEA Eligibility:

The offered Certificates will not be "mortgage-related securities" for purposes of SMMEA.

ERISA  Eligibility:

As of the Closing Date, the Senior Certificates (except for the Class F Certificates) will be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code of 1986,as amended, subject to certain conditions. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of such Certificates.  The Subordinate Certificates will not be ERISA eligible.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Tax Status:

For federal income tax purposes, multiple elections will be made to treat specified portions of the Trust Fund as  “real estate mortgage investment conduits” (each, a “REMIC”).

35% Auction Call:

On the first Distribution Date after the date on which the aggregate principal balance of the LIBOR Certificates is less than 35% of the aggregate principal balance of the LIBOR Certificates as of the Closing Date (“the Initial Certificate Balance”) (the “Auction Call Date”), the Trustee will solicit bids in a commercially reasonable manner for purchase of the Mortgage Loans and other property of the Trust for a price not less than the Minimum Bid Price.  The Trustee will not sell the assets of the Trust unless it has received at least three bids and at least one such bid is for not less than the Minimum Bid Price.  This process will be repeated every three months until the Minimum Bid Price is received.

The Trustee will be reimbursed for the costs of such sale before the proceeds are paid to holders of the certificates.

Minimum Bid Price:

The "Minimum Bid Price" will equal the sum of (i) the aggregate unpaid principal balance of the Mortgage Loans, (ii) interest accrued and unpaid on the Mortgage Loans, (iii) the fair market value of all other property of the Trust Fund and (iv) any unpaid servicing advances, fees and expenses of the Master Servicer, the Servicers and the Trustee and (iv) a termination amount payable in respect of the Class A-IO Certificates.

In the event that satisfactory bids are received, the net sale proceeds will be distributed to the Certificateholders in the same order of priority as interest and principal distributions.  If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and the process will be repeated every three months until the Minimum Bid Price is received.

10% Optional Call:

On the first Distribution Date after the current collateral balance is less than 10% of the Cut-Off Date collateral balance (the “Optional Call Date”), if the property of the Trust has not been sold as described above, the holder of the Class X Certificate and the Master Servicer will, as provided in the Pooling and Servicing Agreement, have the option to purchase the Mortgage Loans and all other property of the Trust Fund at a price equal to the sum of (a) the greater of (1) the aggregate unpaid principal balance of the Mortgage Loans and (2) the fair market value of the Mortgage Loans without regard to accrued interest, (b) interest accrued and unpaid on the Mortgage Loans, (c) any unpaid servicing advances with respect to the Mortgage Loans and (d) the fair market value of all other property of the Trust Fund.

Coupon Step Up:

The margin on the Class A Certificates will increase to 1.5x their margin on each Distribution Date occurring after the date on which the 35% Auction Call may be exercised.

The margin on the Subordinate Certificates will increase to 1.5x their respective margins on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Mortgage Loans:

The mortgage pool will consist of fixed rate and adjustable rate, first lien, mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of the Statistical Calculation Date of $479,659,268.98.

●

$224,502,778.20 principal balance of fixed rate mortgage loans (46.80%).

●

$255,156,490.78 principal balance of adjustable rate mortgage loans (53.20%).

Approximately 6.74% of the aggregate principal balance of the mortgage loans as of the Statistical Calculation Date will be covered by primary mortgage insurance.

Credit Enhancements:

1.

Excess interest

2.

Overcollateralization (“O/C”)

3.

Reserve Fund

4.

Subordination

Excess Interest:

The mortgage loans included in the trust fund will accrue interest each month that, in the aggregate, is expected to exceed the amount needed to pay monthly interest on the certificates and the Aggregate Fees and expenses of the trust fund.

This "Excess Interest'' received on the mortgage loans each month, together with any available amounts under the interest rate cap agreement and not otherwise allocated, will be available to absorb realized losses on the mortgage loans and to increase and maintain O/C to required levels.

For every Distribution Date, Excess Interest will be applied as principal on each Distribution Date in reduction of the Class Principal Balances of the LIBOR Certificates to build and maintain the O/C Amount, as described herein.  The amount of Excess Interest will vary over time based on the prepayment and default experience of the Mortgage Loans, whether the Servicer advances on delinquent Mortgage Loans (including any Mortgage Loans that become non-performing Mortgage Loans), and variations in the underlying indices on the adjustable rate Mortgage Loans.

Excess Cashflow:

On each Distribution Date, the sum of (1) Excess Interest, (2) the Overcollateralization Release Amount and (3) any amounts remaining after distribution of the Principal Distribution Date.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Overcollateralization:

On the Closing Date, the total principal balance of the mortgage loans is expected to exceed the total principal balance of the Certificates by approximately $4,152,000 or approximately 0.75% of the Cut-Off Date balance. This condition is referred to as "Overcollateralization” or “O/C”.

Excess Interest will be used to reduce the principal balances of the Offered Certificates in order to reduce the total principal balance of the Offered Certificates to the Target O/C Amount, as described below.

Target O/C Amount:

The “Target O/C Amount” or “O/C Target” with respect to any Distribution Date prior to the Stepdown Date is equal to 2.00% of the Cut-Off Date collateral balance.  On or after the Stepdown Date and on any Distribution Date for which a Trigger Event is not in effect, the O/C Target is equal to the greater of (i) 4.00% of the then current collateral balance and (ii) 0.50% of the Cut-Off Date collateral balance (the “OC Floor”).  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the O/C Target will be equal to the O/C Target for the immediately preceding Distribution Date.

On the Closing Date, the Initial O/C is expected to be approximately 0.50% of the Cut-Off Date collateral balance

O/C Release Amount:

The O/C Release Amount with respect to any Distribution Date will be equal to the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the amount, if any, by which (i) the O/C Amount for such date, assuming that 100% of the Principal Remittance Amount for such date is applied on such date to distribution of principal on the LIBOR Certificates, exceeds (ii) the Target O/C Amount for such date.

O/C Amount:

The O/C Amount with respect to any Distribution Date will be equal to the amount, if any, by which (x) the collateral balance for such date exceeds (y) the aggregate Class Principal Balance of the LIBOR Certificates after giving effect to distributions on such Distribution Date.

Trigger Event:

A “Trigger Event” will be in effect will be in effect for any Distribution Date if any of the following 3 events (each as described below) has occurred with respect to that Distribution Date:

1.

Delinquency Event;

2.

Cumulative Loss Trigger Event;

3.

Subordination Trigger Event.

Delinquency Event:

A "Delinquency Event'' will have occurred with respect to any Distribution Date if the 60-Day Delinquency Rate as of the last day of the immediately preceding calendar month exceeds 14.00%.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

60-Day Delinquency Rate:

The "60-Day Delinquency Rate'' for any Due Period will be the fraction, expressed as a percentage, (a) the numerator of which is the total outstanding principal balance of all mortgage loans 60 days or more delinquent, all mortgage loans in foreclosure and all mortgage loans relating to REO Property as of the close of business on the last day of that Due Period and (b) the denominator of which is the mortgage pool balance on the last day of that Due Period.

Cumulative Loss Trigger Event:

A "Cumulative Loss Trigger Event'' will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (1) the total amount of cumulative realized losses incurred on the mortgage loans from the Cut-Off Date through the last day of the related Due Period by (2) the Cut-Off Date Balance, exceeds the applicable percentages set forth below for that Distribution Date:

Distribution Date	Loss Percentage
December 2007 through November 2008 (Distribution Dates 37 to 48)	2.20% for the first month, plus an additional 1/12th of 0.55% for each month thereafter.
December 2008 through November 2009 (Distribution Dates 49 to 60)	2.75% for the first month, plus an additional 1/12th of 0.36% for each month thereafter.
December 2009 through November 2010 (Distribution Dates 61 to 72)	3.11% for the first month, plus an additional 1/12th of 0.14% for each month thereafter.
December 2010, and thereafter (Distribution Dates 73+)	3.25%

Subordination Trigger Event:

A "Subordination Trigger Event'' will have occurred with respect to any  Distribution Date if the Enhancement Percentage for any class of LIBOR Certificates becomes less than the applicable percentage set forth below:

Class	Enhancement Pct (%)
A M-1 M-2 M-3 M-4 B-1 B-2	32.50% 23.00% 20.00% 15.00% 11.50% 7.00% 4.00%

Enhancement Percentage:

The "Enhancement Percentage'' for each class of LIBOR Certificates for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of (1) the total Class Principal Balance of the Subordinate Certificates that are lower in priority of distribution than that class, (2) the O/C Amount (which will generally not be less than zero and will be calculated on the basis of the assumption that the Principal Distribution Amount has been distributed on that Distribution Date and no Trigger Event has occurred), and (3) amounts on deposit in the Reserve Fund after giving effect to withdrawals therefrom on that date, and the denominator of which is the aggregate principal balance of the mortgage loans.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Stepdown Date:

The "Stepdown Date'' is the latest to occur of:

1.

the Distribution Date in December 2007 (37th Distribution Date);

2.

the first Distribution Date on which the aggregate principal balance is less than or equal to 50.00% of the Cut-off Date collateral balance; and

3.

the Enhancement Percentage for each class of LIBOR Certificates equals or exceeds 200% the applicable target enhancement percentage set forth below:

Class	Target Enhancement (1) Pct (%)	200% Target Enhancement Pct (%)
A M-1 M-2 M-3 M-4 B-1 B-2	16.25% 11.50% 10.00% 7.50% 5.75% 3.50% 2.00%	32.50% 23.00% 20.00% 15.00% 11.50% 7.00% 4.00%

(1)

As described under “Initial Credit Support” on page 3, which assumes O/C has built to the O/C Target of 2.00% of the Cut-Off Date collateral balance.  Initial credit support for a class equals (i) the percentage of the certificates (as a product of the mortgage loan balance) subordinate to such class plus (ii) the O/C Target.  The O/C amount on the Closing Date will equal approximately 0.75% of the Cut-Off Date collateral balance.

Reserve Fund Requirement:

The Reserve Fund Requirement for any Distribution Date will be an amount equal to the greater of (1) zero and (2) the Target O/C Amount for that date minus the O/C Amount for that date.

Reserve Fund:

A Reserve Fund will be created for the benefit of the LIBOR Certificateholders that will be funded by interest rate cap payments received under the Cap Agreement, as defined herein.

Priority of Funding the Reserve Fund

The Reserve Fund will be funded by interest rate cap payments received under the Cap Agreement for each Distribution Date falling in December  2004 through November 2014.  On a monthly basis, interest rate cap payments received under the Cap Agreement will be paid as follows:

1.

To pay any Current Interest Shortfalls on the LIBOR Certificates;

2.

To pay any current period Realized Losses;

3.

To pay any Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls on the LIBOR Certificates;

4.

To pay any Deferred Principal Amounts to the Subordinate Certificates;

5.

To pay the Reserve Fund any remaining amounts up to the Reserve Fund Requirement, as defined below; and

6.

To pay any remaining amounts to the holder of the Class X Certificate.

After the Distribution Date in November 2014 (the 120th Distribution Date) the Cap Agreement expires and the Reserve Fund will only be available to the LIBOR Certificateholders to the extent there is a remaining balance in the Reserve Fund.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Reserve Fund (cont.):

On a monthly basis, amounts on deposit in the Reserve Fund will be available to absorb portfolio losses.  The amount of losses on the mortgage loans to the extent these losses exceed (1) Excess Interest, (2) Overcollateralization, and (3) any amounts on deposit in Reserve Fund, will be applied to reduce the principal balance of the subordinate class of Offered Certificates still outstanding that has the lowest priority, until the principal balance of that class has been reduced to zero.

The source of funds on deposit in the Reserve Fund will be limited to (1) an initial deposit of $1,000 by the Seller, (2) Excess Cashflow that would otherwise be distributed to the Class X Certificateholder and (3) any amounts received under the Cap Agreement for the related Distribution Date.

Subordination of Payments:

Payments of interest and principal (as applicable) will be made to holders of class F Certificates and each class of Offered Certificates before payments are made to the holders of the class X and R Certificates.  In addition, Senior Certificates will have a payment priority as a group over other Certificates. The Class M-1 Certificates will have a payment priority over the Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates; the class M-2 Certificates will have a payment priority over the Class M-3, Class M-4, Class B-1 and Class B-2 Certificates; the Class M-3 Certificates will have a payment priority over the Class M-4, Class B-1 and Class B-2 Certificates;  the Class M-4 Certificates will have a payment priority over the Class B-1 and Class B-2  Certificates; and the Class B-1 Certificates will have a payment priority over the Class B-2 Certificates.    Each class of Offered Certificates will have a payment priority over the class X and R Certificates.

Principal Distribution Amount:

The Principal Distribution Amount with respect to any Distribution Date will be equal the Principal Remittance Amount for such date minus the O/C Release Amount, if any, for such date.

Principal Remittance Amount:

Principal Remittance Amount with respect to any Distribution Date will be equal, in general, to the sum of (i) all principal collected (other than payaheads) or advanced or otherwise remitted in respect of Monthly Payments on the Mortgage Loans during the related Due Period, (ii) all prepayments in full or in part received during the applicable Prepayment Period, (iii) the portion of the purchase price allocable to principal of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period, (iv) the portion of any Substitution Amount allocable to principal paid during the related Prepayment Period, and (v) all Net Liquidation Proceeds and any other recoveries collected and remittances made during the related Prepayment Period, to the extent allocable to principal, as reduced in each case, as provided in the Pooling and Servicing Agreement, by unreimbursed Advances, to the extent allocable to principal and other amounts due to the Master Servicer, the Servicers or the Trustee and not reimbursed from the Interest Remittance Amount for such Distribution Date.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Interest Remittance Amount:

The Interest Remittance Amount for any Distribution Date will equal, in general, to the extent provided in the pooling and servicing agreement and the servicing agreements, (a) the sum of (1) all interest collected (other than payaheads) or advanced or otherwise remitted in respect of monthly payments on the Mortgage Loans during the related Due Period, less (x) the Master Servicing Fee, the applicable Servicing Fee and the rate of any lender-paid primary mortgage insurance (if any) and (y) unreimbursed advances and other amounts due to the Master Servicer, the Servicers or the Trustee (other than the Trustee Fee) for such Mortgage Loans, to the extent allocable to interest, (2) all compensating interest paid by the applicable Servicer with respect to the related Prepayment Period, (3) the portion of the purchase price allocable to interest (less unreimbursed advances, to the extent allocable to interest, and other amounts due the Master Servicer, the Servicers or the Trustee, to the extent allocable to interest) of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period due to a breach of a representation or a warranty or a document defect, (4) the portion of any Substitution Amount paid during the related Prepayment Period allocable to interest, (5) all Net Liquidation Proceeds and any other  recoveries collected and remittances made during the related prepayment period, to the extent allocable to interest, less unreimbursed Advances, to the extent allocable to interest, and other amounts due to the Master Servicer, the Servicers or the Trustee, and (6) certain other amounts as provided in the Pooling and Servicing Agreement, as reduced by (b) any other expenses reimbursable to the Trustee.

Prepayment premiums and yield maintenance payments paid by borrowers will not be included in the Interest Remittance Amount and will not be available to pay interest on the Offered Certificates or be included in Excess Interest.

Current Interest:

Current Interest for any class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Balance or Class Notional Amount of that Class.

Carryforward Interest:

Carryforward Interest with respect to each class of LIBOR Certificates will equal, with respect to any Distribution Date, the amount, if any, by which (i) the sum of (x) Current Interest for such class for the immediately preceding Distribution Date and (y) any unpaid Carryforward Interest from previous Distribution Dates exceeds (ii) the amount distributed in respect of interest on such class on such immediately preceding Distribution Date.

Compensating Interest:

No servicer or other party to the transaction will be required to make any payment in respect of prepayment interest shortfalls with respect to prepayments in part.  The servicers maintain the responsibility to make payments of Prepayment Interest Shortfalls for prepayment in full.  Any such payment by a Servicer is referred to herein as "Compensating Interest'' and is limited, in certain cases.  Any prepayment interest shortfalls not covered by Compensating Interest ("Net Prepayment Interest Shortfalls'') will reduce the Interest Remittance Amount available for distribution on the related Distribution Date.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Available Funds Cap:

The Interest Rate applicable to each class of LIBOR Certificates will be subject to reduction by application of the Class A Available Funds Cap (in the case of the Class A Certificates), or the Subordinate Available Funds Cap (in the case of the Subordinate Certificates), as applicable, which is the maximum rate of interest for any class of LIBOR Certificates.

Class A Available Funds Cap:

The "Class A Available Funds Cap,'' expressed as a percentage, will equal, for any Distribution Date and the Class A Certificates, (A)(1)(a)(i) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all Mortgage Loans at the applicable Net Mortgage Rates minus (ii) the total of interest accrued for the related Accrual Period on all classes of Senior Certificates having a higher priority of distribution than the Class A Certificates, multiplied by (b) the Class A Available Funds Cap Percentage divided by (2) the Class Principal Balance of the Class A Certificates immediately prior to that Distribution Date multiplied by (B) the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

Class A Available Funds Cap

Percentage:

The "Class A Available Funds Cap Percentage'' will equal, for any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Balance of the Class A Certificates and the denominator of which is the aggregate Class Principal Balance of the LIBOR Certificates, in each case immediately prior to that Distribution Date.

Subordinate Available

Funds Cap:

The "Subordinate Available Funds Cap,'' expressed as a percentage, will equal, for any Distribution Date and each class of Subordinate Certificates, (A)(1)(a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all Mortgage Loans at the applicable Net Mortgage Rates minus (b) the total of interest accrued for the related Accrual Period on the Senior Certificates, divided by (2) the aggregate Class Principal Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates immediately prior to that Distribution Date multiplied by (B) the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

Basis Risk Shortfall:

To the extent that, for any Distribution Date, (a) the amount of interest payable to a class of certificates exceeds (b) the amount of interest accrued at its applicable Available Funds Cap (such excess, a “Basis Risk Shortfall”), that class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate (calculated without regard to the Class A Available Funds Cap or the Subordinate Available Funds Cap, as applicable), before the Class X and Class R Certificates are entitled to any distributions.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Cap Agreement:

The LIBOR Certificate holders will benefit from a series of interest rate cap payments pursuant to a cap agreement (the “Cap Agreement”), which is intended to partially mitigate the interest rate risk that could result from the difference between the interest rates on the LIBOR Certificates and the weighted average coupon of the fixed rate Mortgage Loans.

Cap Notional Balance

On each Distribution Date, payments under the Cap Agreement will be made based upon a notional balance (the “Cap Notional Balance”) equal to an amount initially equal to the approximate aggregate principal balance of the fixed rate (including fixed rate balloon) Mortgage Loans, which will decline each month on the basis of assumed prepayments of principal at a rate no greater than 18% CPR and the assumption that no defaults or losses occur.

The Cap Agreement will have a strike rate pursuant to the following 10-year schedule:

Distribution Date	Strike Rate	Cap Ceiling
December 2004 through November 2007 (Distribution Dates 1 to 36)	4.00%	N/A
December 2007 through November 2012 (Distribution Dates 37 to 96)	6.00%	11.00%
December 2012 through November 2014 (Distribution Dates 97 to 120)	8.00%	11.00%

During the first three years following the Closing Date, the LIBOR Certificates will have some protection against any increases in LIBOR greater than the initial strike rate.  Any movement in LIBOR between the initial strike rate + 2% will not be covered under the Cap Agreement after the 36th Distribution Date.  Beginning on the 37th Distribution Date the Trust will have some protection for the next five years against any increases in LIBOR between the initial strike rate + 2% and the initial strike rate + 7%.  This will represent a 500 basis point corridor of coverage.  Any movement in LIBOR between the initial strike rate + 4% will not be covered under the Cap Agreement after the 96th Distribution Date. Beginning on the 97th Distribution Date the Trust will have some protection for the next two years against any increases in LIBOR between the initial strike rate + 4% and the initial strike rate + 7%.  This will represent a 300 basis point corridor of coverage.

After the 120th Distribution Date (year 10) the Cap Agreement expires.

Excess Cap Amount

To the extent that the notional balance of the Cap Agreement exceeds the aggregate Principal Balance of the fixed rate Mortgage Loans, the amount payable under the Cap Agreement in respect of such excess may not be available to the holders of the Offered Certificates.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Class F Mortgage Loans:

For each Distribution Date through the Distribution Date in November 2008 (48th Distribution Date) the “Class F Mortgage Loans” will be equal to the fixed rate Mortgage Loans, as of the first day of the related Due Period.

The amount payable by the Trustee to the Class F Certificates on any Distribution Date will reduce amounts that would otherwise be available for distribution to holders of the Offered Certificates.

Following the Distribution Date in November 2008 (48th Distribution Date) the Class F Certificates will no longer be entitled to distributions of any kind.

Class F Distribution Amount:

The "Class F Distribution Amount'' will equal (1) for any Distribution Date through November 2008, the product of (a) the per annum rate equal to the excess, if any, of (i) the lesser of 4.00% and the Class F Mortgage Loan Net WAC over (ii) LIBOR for that date and (b) the total principal balance of the Class F Mortgage Loans as of the first day of the related Due Period and (2) for any Distribution Date thereafter, zero. After the Distribution Date in November 2008, the Class F Certificates will no longer be entitled to receive distributions of any kind.

With respect to each Distribution Date and the Class F Certificates, to the extent that the Class F Distribution Amount is limited by application of the Class F Mortgage Loan Net WAC (the amount of such limitation, a "Class F Shortfall''), that class will be entitled to the amount of the Class F Shortfall or Unpaid Class F Shortfall from Excess Cashflow for the related Distribution Date before the holders of the LIBOR Certificates and the Class X and Class R Certificates are entitled to any such distributions.

Adjusted Class F Rate:

The "Adjusted Class F Rate,'' expressed as a percentage, will equal (1) for any Distribution Date through November 2008, (a) the Class F Distribution Amount for that date divided by (b) the total principal balance of the mortgage loans as of the start of the related Due Period multiplied by (c) the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period and (2) for any Distribution Date thereafter, zero.

Adjusted Net WAC:

The "Adjusted Net WAC'' will equal, for any Distribution Date, the weighted average (by Principal Balance) of the Net Mortgage Rates of the Mortgage Loans minus the Adjusted Class F Rate for that date.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Interest-Only Class:

The Class A-IO Certificates are “Interest-Only” Senior Certificates that accrue interest based on their notional amount as described below.

The amount payable by the Trustee to the Class A-IO Certificates on any Distribution Date will reduce amounts that would otherwise be available for distribution to holders of the Class A and the Subordinate Certificates.

Class A-IO Notional Amount:

The “Class A-IO Notional Amount” for each Distribution Date through the Distribution Date in May 2007 (30th Distribution Date) will be equal to the lesser of (i) the collateral balance for such Distribution Date and (ii) the amount set forth in the following schedule.

Class A-IO Notional Amount Schedule

Distribution Date	Class A-IO Notional Amount	Distribution Date	Class A-IO Notional Amount
1	280,255,097.78	16	128,633,621.62
2	266,100,244.90	17	122,112,773.13
3	252,659,962.82	18	115,921,191.41
4	239,895,596.00	19	110,041,866.73
5	227,774,657.53	20	104,459,661.67
6	216,264,718.70	21	99,159,469.93
7	205,332,227.88	22	94,126,814.65
8	194,943,680.02	23	89,347,862.24
9	185,079,167.37	24	84,810,648.00
10	175,712,085.37	25	80,503,223.32
11	166,816,959.47	26	76,413,046.90
12	158,370,090.19	27	71,485,905.10
13	150,349,117.22	28	66,387,095.98
14	142,733,164.27	29	61,648,640.41
15	135,501,394.38	30*	57,244,945.71

*Following the Distribution Date in May 2007 (30th Distribution Date) the Class A-IO Certificates will no longer be entitled to distributions of any kind.

Interest Rates:

The "Interest Rate'' for each class of Certificates (other than the Class F, Class X, Class P and Class R Certificates) will be the applicable per annum rate as described on page 19 under “Offered Certificate Interest Rates”.

•

The Class F will be entitled to the “Class F Distribution Amount” as described on page 17 for any Distribution Date through November 2008;

•

The Class P Certificates will be entitled to any prepayment premiums paid by borrowers in connection with certain voluntary prepayments of mortgage loans, to the extent such prepayment fees are not payable to the related servicer as additional servicing compensation;

•

The Class X Certificate represents the entitlement to certain remaining cash flows in respect of the mortgage loans following payment of interest and principal (where applicable) in respect of the Class F Certificates, the Offered Certificates and the Class P Certificates, as described herein.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Offered Certificate

Interest Rates:

Class A-IO will bear interest at a per annum rate equal to the lesser of (1) (a) with respect to any distribution date up to and including the distribution date in November 2005, 3.50%  (b) with respect to the distribution date in December 2005 and any distribution date thereafter, up to and including the distribution date in May 2007, 3.9375% and (c) thereafter 0.0000% and (2) the Adjusted Net WAC. The Class A-IO will bear interest based on the scheduled Notional Amount as described on page 18. Following the Distribution Date in May 2007 (30th Distribution Date) the Class A-IO will no longer be entitled to distributions of any kind.

Class A will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Auction Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Class A Available Funds Cap.

Class M-1 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Subordinate Available Funds Cap.

Class M-2 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Subordinate Available Funds Cap.

Class M-3 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Subordinate Available Funds Cap.

Class M-4 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Subordinate Available Funds Cap.

Class B-1 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Subordinate Available Funds Cap.

Class B-2 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Subordinate Available Funds Cap.

There will be no delay days on the Offered Certificates and interest will accrue on the Offered Certificates at their respective Certificate Interest Rates (as described above) from the Distribution Date in the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) through the day before such Distribution Date, in each case on an Actual /360 basis except for the Class A-IO (the Class A-IO will accrue interest on a 30/360 basis).

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Realized Losses:

If a Mortgage Loan becomes a liquidated loan and the net liquidation proceeds relating thereto and allocated to principal are less than the principal balance on such Mortgage Loan, the amount of such insufficiency is a “Realized Loss”.  Realized Losses will, in effect, be absorbed by (1) Excess Interest, (2) reduction of Reserve Fund (3) reduction of Overcollateralization and (4) reduction of the amounts distributable to the Subordinate Certificates in inverse order of seniority.

Following the reduction of any O/C to zero, all allocable Realized Losses will be applied in reverse sequential order, beginning with the Class B-2 Certificates and ending with the Class M-1 Certificates. The balance of the Class A Certificates will not be reduced by Realized Losses.

Deferred Principal Amount:

The “Deferred Principal Amount” with respect to each Class of Subordinate Certificates and each Distribution Date will be equal to the amount by which (x) the aggregate of applied Realized Losses previously applied in reduction of the Class Principal Balance thereof, together with interest thereon at the applicable Interest Rate, exceeds (y) the aggregate of amounts previously distributed in reimbursement of such Realized Losses, plus accrued interest.

Principal Payment Priority:

Distributions of principal on the LIBOR Certificates will be made on each Distribution Date in an aggregate amount equal to the Principal Distribution Amount for such Distribution Date. The Class A-IO Certificates will not be entitled to receive any distributions of principal.

Prior to the Step Down Date, and whenever a Trigger Event is in effect, all principal will be paid to the Class A Certificates until reduced to zero.  Principal will then be allocated sequentially to the Class M-1, M-2, M-3, M-4, B-1 and B-2 Certificates until reduced to zero.

On or after the Step Down Date and as long as a Trigger Event is not in effect, all principal will be paid pro-rata to the Class A, M-1, M-2, M-3, M-4, B-1 and B-2 Certificates, as needed to build and maintain the required Target O/C Amount.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Interest Payment Priority:

On each Distribution Date, the Interest Remittance Amount (and, where specified, amounts received under the Cap Agreement) for such date will be distributed in the following order of priority:

1.

to pay the Custodian Fee and the Trustee Fee;

2.

to the Class F Certificates, the Class F Distribution Amount (as defined on page18) for that Distribution Date;

3.

to pay Current Interest and Carryforward Interest to the Class A-IO Certificates;

4.

to pay Current Interest and Carryforward Interest to the Class A Certificates;

5.

to pay Current Interest and Carryforward Interest to the Class M-1, M-2, M-3, M-4, B-1, and B-2 Certificates (the “Subordinate Certificates”), sequentially;

6.

to pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Pooling and Servicing Agreement;

7.

Any interest remaining after the applications pursuant to priority clauses (1) through (6) above will be deemed “Excess Interest” for such Distribution Date.  “Excess Interest” will be distributed as principal in the following order of priority:

(A)

any Class F Shortfall which has not been paid;

(B)

(i)

prior to the Stepdown Date or on any Distribution Date for which a Trigger Event is in effect, sequentially as follows:

(a)

to the Class A Certificates, until reduced to zero;

(b)

sequentially to the Class M-1, M-2, M-3, M-4, B-1 and B-2 Certificates, in that order, until reduced to zero to build and maintain the O/C Target;

(ii)

on or after the Stepdown Date or on any Distribution Date for which a Trigger Event is not in effect, concurrently in proportion to their respective class principal amounts after giving effect to distributions already made on such Distribution Date, pro-rata to the Class A, M-1, M-2, M-3, M-4, B-1 and B-2 Certificates to build and maintain O/C Target;

8.

to pay sequentially to the Class A, M-1, M-2, M-3, M-4, B-1 and B-2 Certificates any Current Interest Shortfalls, to the extent of amounts received under the Cap  Agreement (1);

9.

to the extent of any remaining amounts received under the Cap Agreement, the amount of any losses on the Mortgage Loans in the priority specified pursuant to  priority clause (8) above (1);

10.

to pay sequentially to the Class A, M-1, M-2, M-3, M-4, B-1 and B-2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent of Excess Interest and any remaining amounts received under the Cap Agreement (1);

11.

to pay sequentially to the Class M-1, M-2, M-3, M-4, B-1 and B-2 Certificates, any Deferred Principal Amounts, to the extent of Excess Interest and any amounts received under the Cap Agreement (1);

12.

to the Reserve Fund any remaining cap payments received under the Cap Agreement up to the Reserve Fund Requirement (1);

RESIDENTIAL MORTGAGE FINANCE

13.

to pay remaining amounts to the holder of the

Class X Certificate (1).

(1) Cap payments received under the Cap Agreement will be allocated pursuant to priority clauses (8), (9), (10), (11), (12) and (13), in that order of priority.

Reps and Warrants:

The seller will be obligated to repurchase any mortgage loan if any effort to enforce the related mortgage loan or the related mortgage, deed of trust or other security instrument is materially impaired by the documentation defect. However, no mortgage loan with respect to which a copy of the original mortgage is missing will be required to be repurchased unless and until the mortgage loan is to be foreclosed upon and the mortgage is unenforceable because the original mortgage cannot be obtained from the public recording office.

Prospectus:

The Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Mortgage Loan Tables:

The following tables describe the Mortgage Loans and the related mortgaged properties as of the close of business on the Statistical Calculation Date. The sum of the columns below may not equal the total indicated due to rounding.

In addition, the mortgage loans can be summarized below in four categories based on the following characteristics (see collateral table on page 29 below):

1) A/Alt A

Current mortgage loans that are insured and uninsured with FICO Scores greater than 640.  Loans that fall within the A/Alt A category have a maximum of two-times 30 days late over the prior 12 months, and have not been 60 days past due over the prior 12 months, as of the Cut-Off Date.

2) Insured

Insured mortgage loans that do not fall within the definition of A/Alt A (as defined above).

3) Sub-Prime

Uninsured mortgage loans that do not fall within the definition of A/Alt A or Insured (as defined above).

4) Commercial    Small Balance Commercial and Multi- Family mortgage loans.

NOTE: the information related to the Mortgage Loans described herein is preliminary and is meant to reflect information as of the Cut-off Date.  It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%.  Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on page 3 under “Bond Summary” hereof.

RESIDENTIAL MORTGAGE FINANCE

PREPAYMENT SENTIVITY ANALYSIS
Sensitivity Analysis – To 10% Call
Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class A
Avg. Life (yrs)	5.21	3.75	2.85	2.19	1.73
Principal Window	Dec 04 – Oct 19	Dec 04 – Dec 15	Dec 04 – Jul 13	Dec 04 – Oct 11	Dec 04 – Aug 10
Principal # Months	179	133	104	83	69

Class M-1
Avg. Life (yrs)	9.95	7.33	5.86	5.16	4.65
Principal Window	Oct 09 – Oct 19	Jun 08 – Dec 15	Dec 07 – Jul 13	Dec 07 – Oct 11	Dec 07 – Aug 10
Principal # Months	121	91	68	47	33

Class M-2
Avg. Life (yrs)	9.95	7.33	5.86	5.16	4.65
Principal Window	Oct 09 – Oct 19	Jun 08 – Dec 15	Dec 07 – Jul 13	Dec 07 – Oct 11	Dec 07 – Aug 10
Principal # Months	121	91	68	47	33

Class M-3
Avg. Life (yrs)	9.95	7.33	5.86	5.16	4.65
Principal Window	Oct 09 – Oct 19	Jun 08 – Dec 15	Dec 07 – Jul 13	Dec 07 – Oct 11	Dec 07 – Aug 10
Principal # Months	121	91	68	47	33

Class M-4
Avg. Life (yrs)	9.95	7.33	5.86	5.16	4.65
Principal Window	Oct 09 – Oct 19	Jun 08 – Dec 15	Dec 07 – Jul 13	Dec 07 – Oct 11	Dec 07 – Aug 10
Principal # Months	121	91	68	47	33

Class B-1
Avg. Life (yrs)	9.95	7.33	5.86	5.16	4.65
Principal Window	Oct 09 – Oct 19	Jun 08 – Dec 15	Dec 07 – Jul 13	Dec 07 – Oct 11	Dec 07 – Aug 10
Principal # Months	121	91	68	47	33

Class B-2
Avg. Life (yrs)	9.95	7.33	5.86	5.16	4.65
Principal Window	Oct 09 – Oct 19	Jun 08 – Dec 15	Dec 07 – Jul 13	Dec 07 – Oct 11	Dec 07 – Aug 10
Principal # Months	121	91	68	47	33

(1) 100% of the Prepayment Assumption is equal to the Pricing Prepayment Speed as defined on page 6.

RESIDENTIAL MORTGAGE FINANCE

PREPAYMENT SENSITIVITY ANALYSIS (cont’d)
Sensitivity Analysis – To 10% Call
Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class A
Avg. Life (yrs)	5.52	4.02	3.06	2.34	1.83
Principal Window	Dec 04 – Mar 31	Dec 04 – Mar 27	Dec 04 – Apr 23	Dec 04 – Jan 20	Dec 04 – Jul 17
Principal # Months	316	268	221	182	152

Class M-1
Avg. Life (yrs)	10.73	8.03	6.46	5.79	5.31
Principal Window	Oct 09 – Mar 31	Jun 08 – Mar 27	Dec 07 – Apr 23	Dec 07 – Jan 20	Dec 07- Jul 17
Principal # Months	258	226	185	146	116

Class M-2
Avg. Life (yrs)	10.73	8.03	6.46	5.79	5.31
Principal Window	Oct 09 – Mar 31	Jun 08 – Mar 27	Dec 07 – Apr 23	Dec 07 – Jan 20	Dec 07- Jul 17
Principal # Months	258	226	185	146	116

Class M-3
Avg. Life (yrs)	10.73	8.03	6.46	5.79	5.31
Principal Window	Oct 09 – Mar 31	Jun 08 – Mar 27	Dec 07 – Apr 23	Dec 07 – Jan 20	Dec 07- Jul 17
Principal # Months	258	226	185	146	116

Class M-4
Avg. Life (yrs)	10.73	8.03	6.46	5.79	5.31
Principal Window	Oct 09 – Mar 31	Jun 08 – Mar 27	Dec 07 – Apr 23	Dec 07 – Jan 20	Dec 07- Jul 17
Principal # Months	258	226	185	146	116

Class B-1
Avg. Life (yrs)	10.73	8.03	6.46	5.79	5.31
Principal Window	Oct 09 – Mar 31	Jun 08 – Mar 27	Dec 07 – Apr 23	Dec 07 – Jan 20	Dec 07- Jul 17
Principal # Months	258	226	185	146	116

Class B-2
Avg. Life (yrs)	10.73	8.03	6.46	5.79	5.31
Principal Window	Oct 09 – Mar 31	Jun 08 – Mar 27	Dec 07 – Apr 23	Dec 07 – Jan 20	Dec 07- Jul 17
Principal # Months	258	226	185	146	116

(1) 100% of the Prepayment Assumption is equal to the Pricing Prepayment Speed as defined on page 6.

RESIDENTIAL MORTGAGE FINANCE

A-IO SENSITIVITY ANALYSIS

Price (%)(1)	Yield (%)
4.38102 4.39102 4.40102 4.41102 4.42102 4.43102 4.44102 4.45102 4.46102 4.47102 4.48102 4.49102 4.50102 4.51102 4.52102 4.53102 4.54102 4.55102 4.56102 4.57102 4.58102	5.36 5.12 4.88 4.64 4.40 4.17 3.93 3.70 3.46 3.23 3.00 2.77 2.54 2.31 2.09 1.86 1.64 1.41 1.19 0.97 0.75
WAL Mod Durn	1.25 0.97

(1)

Assumes prepayments occur at 21% CPR.

RESIDENTIAL MORTGAGE FINANCE

RESIDENTIAL MORTGAGE FINANCE

“CLASS A” SENIOR LIBOR AVAILABLE FUNDS CAP (1)

Distribution Period	Senior LIBOR Available Funds Cap (%) (1)(2)	Distribution Period	Senior LIBOR Available Funds Cap (%) (1)(2)	Distribution Period	Senior LIBOR Available Funds Cap (%) (1)(2)
1	11.95%	36	15.40%	71	14.31%
2	4.61%	37	12.29%	72	13.98%
3	5.25%	38	12.02%	73	14.38%
4	6.42%	39	12.10%	74	14.06%
5	6.55%	40	12.77%	75	14.09%
6	7.35%	41	12.17%	76	15.23%
7	8.05%	42	12.52%	77	14.14%
8	8.88%	43	12.56%	78	14.51%
9	9.35%	44	12.91%	79	14.19%
10	10.06%	45	12.66%	80	14.56%
11	10.95%	46	12.80%	81	14.25%
12	11.43%	47	13.20%	82	14.28%
13	11.56%	48	12.91%	83	14.66%
14	11.45%	49	13.27%	84	14.33%
15	11.55%	50	12.97%	85	14.73%
16	12.27%	51	13.03%	86	14.40%
17	11.75%	52	14.13%	87	14.43%
18	12.13%	53	13.11%	88	15.18%
19	12.22%	54	13.48%	89	14.49%
20	12.52%	55	13.19%	90	14.87%
21	12.41%	56	13.56%	91	14.54%
22	12.80%	57	13.27%	92	14.92%
23	13.24%	58	13.46%	93	14.60%
24	13.20%	59	13.82%	94	14.63%
25	13.52%	60	13.51%	95	15.00%
26	13.36%	61	13.90%	96	14.69%
27	13.47%	62	13.58%	97	13.41%
28	14.36%	63	13.61%	98	13.09%
29	13.68%	64	14.77%	99	13.11%
30	14.14%	65	13.70%	100	14.28%
31	14.91%	66	14.07%	101	13.17%
32	15.26%	67	13.76%	102	13.56%
33	15.06%	68	14.12%	103	13.24%
34	15.14%	69	13.81%	104	13.74%
35	15.58%	70	13.93%	105	13.42%

1.

Assumes no losses, 10% cleanup call, 21% CPR, 1 month LIBOR ramp from 2.1275% to 15% by month 12 and other indices ramp from their initial values to 15% by month 12. The values indicated include proceeds received under the Cap Agreement, although such proceeds are excluded from the calculation of the Senior LIBOR Available Funds Cap defined herein.

2.

2.Senior LIBOR Available Funds Cap is calculated as (A)(I)(a)  the total scheduled interest due based on the Net Mortgage Rates on the related Due Date plus amounts received under the Cap Agreement, less the current interest due on all classes of Senior Certificates having a higher priority of distribution than the Class A Certificates under Interest Payment Priority above multiplied by (b) the Class A Available Funds Cap Percentage divided by (II) the Class A  Certificate principal balance immediately prior to that Distribution Date multiplied by (B) 360 divided by the actual number of days in the related Accrual Period.

RESIDENTIAL MORTGAGE FINANCE

RESIDENTIAL MORTGAGE FINANCE

PER ANNUM EXCESS INTEREST

Distribution Period	Excess Interest (%) (1) (2)	Distribution Period	Excess Interest (%) (1) (2)	Distribution Period	Excess Interest (%) (1) (2)
1	4.29%	36	3.02%	71	3.71%
2	1.35%	37	3.14%	72	3.61%
3	1.41%	38	2.99%	73	3.71%
4	1.82%	39	2.99%	74	3.60%
5	1.50%	40	3.24%	75	3.60%
6	1.67%	41	2.99%	76	3.91%
7	1.66%	42	3.12%	77	3.60%
8	1.84%	43	2.99%	78	3.70%
9	1.76%	44	3.12%	79	3.60%
10	1.81%	45	2.99%	80	3.70%
11	1.98%	46	2.79%	81	3.60%
12	1.89%	47	2.92%	82	3.59%
13	1.89%	48	2.79%	83	3.70%
14	1.82%	49	3.77%	84	3.59%
15	1.86%	50	3.67%	85	3.69%
16	2.27%	51	3.67%	86	3.59%
17	1.93%	52	3.98%	87	3.59%
18	2.01%	53	3.66%	88	3.79%
19	1.92%	54	3.76%	89	3.59%
20	2.08%	55	3.66%	90	3.69%
21	1.99%	56	3.76%	91	3.58%
22	2.02%	57	3.65%	92	3.69%
23	2.11%	58	3.62%	93	3.58%
24	2.03%	59	3.72%	94	3.58%
25	2.18%	60	3.61%	95	3.69%
26	2.08%	61	3.72%	96	3.60%
27	2.12%	62	3.62%	97	3.71%
28	2.54%	63	3.61%	98	3.61%
29	2.20%	64	3.93%	99	3.62%
30	2.37%	65	3.61%	100	3.93%
31	3.03%	66	3.72%	101	3.63%
32	3.16%	67	3.61%	102	3.74%
33	3.03%	68	3.71%	103	3.64%
34	3.02%	69	3.61%
35	3.15%	70	3.61%

1.

Assumes no losses, 10% cleanup call, 21% CPR and 1 month LIBOR, 6 month LIBOR, 1yr LIBOR, 6 month CD, 1yr MTA, Prime, COFI 11th District, 3 month CMT, 6 month CMT, 1 year CMT, 2 year CMT, 3 year CMT, 5 year CMT and FNMA net yield for 15 yr mortgages are 2.1275%, 2.51%, 2.84%, 2.38%, 1.70%, 5.00%, 2.15%, 2.12%, 2.34%, 2.53%, 2.89%, 3.12%, 3.53% and 4.80% respectively.

2.

Excess Interest is equal to (A) the product of (1) interest remaining after payment of Current Interest on Classes F, A-IO, A, M-1, M-2, M-3, M-4, B-1 and B-2 and (2) 12, divided by (B) the principal balance of Class A, M-1, M-2, M-3, M-4, B-1 and B-2 Certificates.

RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY

Mortgage Loan Characteristics

Aggregate Outstanding Principal Balance		$479,659,269
Aggregate Original Principal Balance		$553,498,111
Number of Mortgage Loans		4,550
	Minimum	Maximum	Average (1)
Original Principal Balance	$ 7,300	$3,649,745	$ 121,648
Outstanding Principal Balance	$2,550	$2,779,703	$105,420
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	23	480	323
Stated remaining Term (mos)	1	477	275
Loan Age (mos)	0	382	48
Current Interest Rate	0.000%	18.000%	7.503%
Periodic Rate Cap(3)(4)	0.250%	7.500%	1.756%
Gross Margin(3)	0.000%	10.500%	3.702%
Maximum Mortgage Rate(3)(4)	5.000%	24.000%	13.011%
Minimum Mortgage Rate(3)(4)	0.500%	13.990%	5.755%
Months to Roll(3)	1	84	21
Current Loan-to-Value	1.04%	122.30%	69.83%
Credit Score(4)	404	839	664
	Earliest	Latest
Maturity Date	11/1/04	7/1/44

	Percent of		Percent of
Lien Position	Mortgage Pool	Year of Origination	Mortgage Pool
1st Lien	100.00%	1984 and prior	1.61%
		1985	0.23
	Percent of	1986	0.42
Loan Type	Mortgage Pool	1987	0.83
Adjustable Rate	53.20%	1988	1.31
Fixed Rate	46.80	1989	1.31
		1990	0.63
	Percent of	1991	0.93
Occupancy	Mortgage Pool	1992	1.06
Primary	74.78%	1993	2.37
Investment	22.83	1994	2.81
Second Home	2.39	1995	0.86
		1996	4.58
	Percent of	1997	5.23
Property Type	Mortgage Pool	1998	3.90
Single Family	64.13%	1999	3.50
PUD	9.06	2000	3.12
Single Family (other)(5)	5.73	2001	16.11
Condominium	5.71	2002	3.88
Retail	5.31	2003	10.75
2-4 Family	4.28	2004	34.55
Multi-Family	2.81
Mixed-Use	1.49	Loan Purpose	% Mortgage Pool
Commercial (other)(6)	1.00	Purchase	58.10%
Office	0.46	Cashout Refinance	21.42
		Rate/Term Refinance	20.49
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) ARM loans only.
(4) Minimum and Weighting only for loans with values.
(5) Includes mobile homes, duplexes, improved and unimproved land, manufactured homes, cooperatives and townhouses.
(6) Includes auto repair centers, churches, hotels, motels, mobile home parks, nursing homes, restaurants, warehouses, industrial properties, and special purpose properties.

RESIDENTIAL MORTGAGE FINANCE

RESIDENTIAL MORTGAGE FINANCE

Mortgage Loan Characteristics (cont.) Category
A/Alt A	Insured	Subprime	Total	Percent of Total
52.05%	2.85%	45.10%	100.00%	Fixed
36.52%	77.94%	56.71%	46.80%	ARM
63.48%	22.06%	43.29%	53.20%	Current Balance
$249,685,371	$13,649,680	$216,324,218	$479,659,269	Loan Count
1,944	152	2,454	4,550	Average Balance
$128,439	$89,801	$88,152	$105,420	%=>$200,000
60.72	20.39	36.52	48.66	%=>$500,000
23.02	0.00	15.17	18.82	Gross WAC
6.508%	7.424%	8.657%	7.503%	WAM (mos)
284	307	262	275	WA Age (mos)
49	47	46	48	WA Orig. Term (mos)
333	354	308	323	Balloon
2.72%	1.50%	8.47%	5.28%	Fully Amortizing
97.28%	98.50%	91.53%	94.72%	First Lien
100.00%	100.00%	100.00%	100.00%	WA FICO (non-zero)
732	573	578	664	% below 640
0.00%	83.22%	74.22%	35.84%	WA Current LTV
67.64%	87.00%	71.27%	69.83%	WA Margin(1)
2.94%	3.42%	5.00%	3.70%	WA Lifetime Cap (non-zero)(1)
12.34%	13.23%	14.42%	13.01%	WA Next Rate Adj.(mos)(1)
25	20	15	21	Property Type:
				Single Family
64.68%	60.29%	63.75%	64.13%	PUD
12.41%	8.00%	5.26%	9.06%	Single Family (other)
6.17%	16.22%	4.55%	5.73%	Condominium
7.60%	9.35%	3.31%	5.71%	Retail
1.31%	0.00%	10.26%	5.31%	2-4 Family
5.16%	6.15%	3.15%	4.28%	Multi-Family
2.30%	0.00%	3.58%	2.81%	Mixed Use
0.23%	0.00%	3.05%	1.49%	Commercial (other)
0.15%	0.00%	2.05%	1.00%	Office
0.00%	0.00%	1.03%	0.46%	Occupancy Status:
				Owner Occupied
77.69%	90.61%	70.42%	74.78%	Investor Property
18.51%	9.39%	28.67%	22.83%	Second Home
3.81%	0.00%	0.91%	2.39%	Loan Purpose:
				Purchase Money
64.51%	74.36%	49.67%	58.10%	Cash Out/Refinance
17.46%	10.53%	26.67%	21.42%	Rate Term/Refinance
18.04%	15.11%	23.66%	20.49%	Insurance:
				Conventional MI
7.49%	97.95%	0.00%	6.69%	Insured VA
0.00%	1.96%	0.00%	0.06%	Insured FHA
0.00%	0.09%	0.00%	0.00%	Non-MI
92.51%	0.00%	100.00%	93.26%	States > 5% of Total:
				California
21.67%	7.79%	8.93%	15.53%	Texas
10.44%	6.96%	18.47%	13.96%	Florida
5.39%	14.09%	16.09%	10.46%	Nevada
9.94%	2.05%	3.06%	6.61%	New York
6.53%	4.09%	3.50%	5.09%	Other
46.03%	65.02%	49.96%	48.34%	Delinquency Status:
				Current
100.00%	82.31%	82.91%	91.79%	1 Month Delinquent
0.00%	17.69%	17.09%	8.21%

RESIDENTIAL MORTGAGE FINANCE

RESIDENTIAL MORTGAGE FINANCE

Mortgage Loan Characteristics (cont.) Index:(1)
1 Year US Treasury	51.18%	54.00%	32.65%	44.42%
6 Month LIBOR	34.90%	30.37%	28.75%	32.59%
Prime Rate	6.64%	0.00%	32.94%	16.21%
1 Year LIBOR	4.42%	6.25%	2.15%	3.61%
COFI	0.84%	9.39%	1.31%	1.12%
6 Month Treasury	0.73%	0.00%	0.20%	0.52%
3 Year US Treasury	0.23%	0.00%	0.75%	0.42%
6 Month CD	0.56%	0.00%	0.00%	0.35%
2 Year US Treasury	0.00%	0.00%	0.87%	0.32%
1 Month LIBOR	0.19%	0.00%	0.26%	0.22%
12 MAT	0.18%	0.00%	0.00%	0.11%
5 Year US Treasury	0.08%	0.00%	0.04%	0.06%
FNMA	0.00%	0.00%	0.09%	0.03%
3 Month Treasury	0.02%	0.00%	0.00%	0.01%
Other	0.02%	0.00%	0.00%	0.01%
(1) For Adjustable Rate Loans only.

RESIDENTIAL MORTGAGE FINANCE

RESIDENTIAL MORTGAGE FINANCE

Original Principal Balances of the Mortgage Loans

Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
7,300.36 - 49,999.99	1,541	$35,653,747.72	7.43%	9.262%	$23,136.76	618	65.70%
50,000.00 - 99,999.99	1,495	91,361,878.09	19.05	8.775	61,111.62	625	74.73
100,000.00 - 149,999.99	564	61,985,030.08	12.92	7.509	109,902.54	636	72.86
150,000.00 - 199,999.99	270	41,959,759.90	8.75	7.317	155,406.52	644	72.33
200,000.00 - 249,999.99	181	35,407,730.72	7.38	6.993	195,622.82	668	69.74
250,000.00 - 299,999.99	117	29,526,493.46	6.16	7.065	252,363.19	676	71.54
300,000.00 - 349,999.99	91	25,375,978.34	5.29	6.417	278,856.90	702	67.47
350,000.00 - 399,999.99	74	23,149,861.14	4.83	6.558	312,835.96	700	68.95
400,000.00 - 449,999.99	54	19,960,855.76	4.16	6.770	369,645.48	716	65.73
450,000.00 - 499,999.99	31	12,770,543.82	2.66	6.920	411,953.03	717	66.93
500,000.00 - 549,999.99	26	11,569,813.68	2.41	6.238	444,992.83	701	60.22
550,000.00 - 599,999.99	23	10,978,405.45	2.29	6.309	477,321.98	703	64.03
600,000.00 - 649,999.99	17	9,422,521.29	1.96	6.500	554,265.96	727	69.93
650,000.00 - 699,999.99	9	4,510,996.44	0.94	6.933	501,221.83	697	52.86
700,000.00 - 749,999.99	4	2,792,558.78	0.58	6.683	698,139.70	667	75.00
750,000.00 - 799,999.99	3	2,266,695.16	0.47	6.756	755,565.05	710	59.81
800,000.00 - 849,999.99	8	6,283,622.67	1.31	7.258	785,452.83	662	74.85
850,000.00 - 899,999.99	3	2,005,433.94	0.42	7.193	668,477.98	704	74.61
900,000.00 - 949,999.99	4	3,631,317.04	0.76	6.428	907,829.26	684	73.12
950,000.00 - 999,999.99	6	4,718,085.34	0.98	7.371	786,347.56	701	65.04
1,000,000.00 - 1,049,999.99	5	4,772,994.80	1.00	6.284	954,598.96	740	52.64
1,050,000.00 - 1,099,999.99	3	3,103,887.80	0.65	6.414	1,034,629.27	723	76.50
1,100,000.00 - 1,149,999.99	1	1,099,957.96	0.23	6.625	1,099,957.96	822	69.84
1,150,000.00 - 1,199,999.99	1	1,150,000.00	0.24	5.875	1,150,000.00	792	59.74
1,200,000.00 - 1,249,999.99	2	2,364,451.06	0.49	7.229	1,182,225.53	695	66.07
1,250,000.00 - 1,299,999.99	2	1,484,163.32	0.31	4.905	742,081.66	777	48.49
1,300,000.00 - 1,349,999.99	2	2,604,991.97	0.54	7.118	1,302,495.99	760	66.11
1,500,000.00 - 1,549,999.99	4	5,630,816.27	1.17	7.381	1,407,704.07	677	50.33
2,000,000.00 - 3,649,745.15	9	22,116,676.98	4.61	7.492	2,457,408.55	688	70.65
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

As of the Statistical Calculation Date, the average Original Principal Balance of the Mortgage Loans is approximately $121,648.

RESIDENTIAL MORTGAGE FINANCE

Principal Balances of the Mortgage Loans as of the Statistical Calculation Date	Weighted Average Credit Score	Weighted Average Current LTV

RESIDENTIAL MORTGAGE FINANCE

Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance
2,550.45 - 49,999.99	1,932	$49,174,156.28	10.25%	8.848%	$25,452.46	631	61.92%
50,000.00 - 99,999.99	1,298	92,506,228.21	19.29	8.625	71,268.28	628	74.43
100,000.00 - 149,999.99	498	60,939,252.45	12.70	7.436	122,367.98	641	72.57
150,000.00 - 199,999.99	251	43,641,096.32	9.10	7.141	173,868.91	650	71.66
200,000.00 - 249,999.99	152	33,948,559.70	7.08	7.026	223,345.79	675	68.26
250,000.00 - 299,999.99	124	34,366,054.93	7.16	6.862	277,145.60	684	69.67
300,000.00 - 349,999.99	72	23,480,416.01	4.90	6.535	326,116.89	693	69.58
350,000.00 - 399,999.99	62	23,096,859.55	4.82	6.769	372,529.99	699	71.02
400,000.00 - 449,999.99	30	12,582,782.35	2.62	6.623	419,426.08	716	68.10
450,000.00 - 499,999.99	33	15,634,103.85	3.26	6.818	473,760.72	707	66.35
500,000.00 - 549,999.99	20	10,561,212.13	2.20	6.713	528,060.61	703	68.27
550,000.00 - 599,999.99	12	6,926,231.98	1.44	6.480	577,186.00	701	70.08
600,000.00 - 649,999.99	12	7,563,308.41	1.58	6.624	630,275.70	708	72.78
650,000.00 - 699,999.99	4	2,648,841.18	0.55	7.319	662,210.30	673	54.39
700,000.00 - 749,999.99	3	2,210,697.43	0.46	5.918	736,899.14	686	69.13
750,000.00 - 799,999.99	6	4,694,012.70	0.98	7.152	782,335.45	701	76.30
800,000.00 - 849,999.99	3	2,474,749.80	0.52	7.281	824,916.60	622	69.02
850,000.00 - 899,999.99	4	3,488,312.54	0.73	6.343	872,078.14	745	68.67
900,000.00 - 949,999.99	4	3,689,327.73	0.77	6.937	922,331.93	639	75.78
950,000.00 - 999,999.99	7	6,852,514.49	1.43	6.867	978,930.64	728	59.46
1,000,000.00 - 1,049,999.99	2	2,053,887.80	0.43	6.433	1,026,943.90	690	79.83
1,050,000.00 - 1,099,999.99	2	2,149,957.96	0.45	6.503	1,074,978.98	804	69.92
1,100,000.00 - 1,149,999.99	1	1,109,768.90	0.23	5.000	1,109,768.90	766	59.99
1,150,000.00 - 1,199,999.99	3	3,509,451.06	0.73	6.830	1,169,817.02	730	52.73
1,200,000.00 - 1,249,999.99	1	1,200,000.00	0.25	5.875	1,200,000.00	711	64.86
1,250,000.00 - 1,299,999.99	1	1,287,290.96	0.27	7.750	1,287,290.96	732	62.79
1,300,000.00 - 1,349,999.99	1	1,317,701.01	0.27	6.500	1,317,701.01	787	69.35
1,400,000.00 - 1,449,999.99	1	1,437,412.66	0.30	8.540	1,437,412.66	561	66.86
1,450,000.00 - 1,499,999.99	2	2,998,403.61	0.63	7.375	1,499,201.81	715	49.81
1,950,000.00 - 1,999,999.99	1	1,999,471.85	0.42	7.120	1,999,471.85	NA	61.52
2,000,000.00 - 2,779,703.16	8	20,117,205.13	4.19	7.529	2,514,650.64	688	71.55
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%
As of the Statistical Calculation Date, the average Principal Balance of the Mortgage Loans is approximately $105,420.

Mortgage Rates of the Mortgage Loans as of the Statistical Calculation Date
Mortgage Rates(%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Average Credit Score	Average Current LTV
0.000 - 0.099	4	$189,345.48	0.04%	0.000%	$47,336.37	637	67.88%
0.100 - 1.999	2	438,191.18	0.09	1.250	219,095.59	718	76.87
2.000 - 2.999	2	124,359.89	0.03	2.924	62,179.95	624	78.65
3.000 - 3.999	158	13,658,436.49	2.85	3.678	86,445.80	741	56.20
4.000 - 4.999	342	41,636,119.36	8.68	4.376	121,743.04	723	60.07
5.000 - 5.999	282	46,884,213.64	9.77	5.547	166,256.08	720	69.47
6.000 - 6.999	652	113,254,054.33	23.61	6.436	173,702.54	700	71.98
7.000 - 7.999	545	91,143,994.66	19.00	7.370	167,236.69	667	70.23
8.000 - 8.999	656	61,641,181.20	12.85	8.497	93,965.22	623	70.87
9.000 - 9.999	670	37,561,875.27	7.83	9.419	56,062.50	614	73.49
10.000 - 10.999	529	36,949,170.21	7.70	10.654	69,847.20	577	74.11
11.000 - 11.999	419	25,366,779.07	5.29	11.602	60,541.24	556	67.13
12.000 - 12.999	184	7,368,483.11	1.54	12.295	40,046.10	576	74.13
13.000 - 13.999	66	1,999,105.64	0.42	13.352	30,289.48	599	68.11
14.000 - 14.999	20	659,445.74	0.14	14.469	32,972.29	544	68.67
15.000 - 15.999	14	318,568.20	0.07	15.472	22,754.87	584	73.71
16.000 - 16.999	3	446,145.37	0.09	16.160	148,715.12	533	80.15
18.000	2	19,800.14	0.00	18.000	9,900.07	512	50.07
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%
As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 7.503% per annum.

Original Loan-to-Value Ratios of the Mortgage Loans

RESIDENTIAL MORTGAGE FINANCE

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Average Credit Score	Average Current LTV
3.266 - 10.000	7	$109,356.29	0.02%	8.834%	$15,622.33	704	5.96%
10.001 - 20.000	26	1,933,036.47	0.40	6.914	74,347.56	674	16.76
20.001 - 30.000	61	4,188,476.68	0.87	7.644	68,663.55	698	23.60
30.001 - 40.000	115	10,219,961.45	2.13	7.461	88,869.23	670	32.91
40.001 - 50.000	166	19,434,665.15	4.05	6.590	117,076.30	709	41.53
50.001 - 60.000	305	33,722,794.66	7.03	7.739	110,566.54	669	53.23
60.001 - 70.000	581	87,382,192.43	18.22	8.203	150,399.64	647	62.32
70.001 - 80.000	1,079	158,910,809.44	33.13	6.763	147,276.01	685	71.03
80.001 - 90.000	757	68,105,586.73	14.20	7.746	89,967.75	643	78.61
90.001 - 95.000	614	43,113,921.89	8.99	8.669	70,218.11	631	89.27
95.001 - 100.000	760	44,459,448.38	9.27	7.657	58,499.27	650	85.15
100.001 - 105.000	32	5,994,890.90	1.25	6.679	187,340.34	693	86.62
105.001 - 110.000	13	779,984.68	0.16	7.424	59,998.82	654	93.73
110.001 - 115.000	7	349,818.86	0.07	7.215	49,974.12	645	87.77
115.001 - 120.000	9	221,548.68	0.05	5.630	24,616.52	687	77.30
120.001 - 125.000	3	117,996.91	0.02	6.790	39,332.30	655	101.26
125.001 - 130.000	2	201,812.11	0.04	4.800	100,906.06	613	96.11
130.001 - 135.000	5	228,169.47	0.05	6.717	45,633.89	709	75.01
135.001 - 140.000	5	120,532.32	0.03	6.465	24,106.46	705	61.38
140.001 - 147.838	3	64,265.48	0.01	5.022	21,421.83	607	79.50
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 3.266% and 147.838%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 76.288%.

Current Loan-to-Value Ratios of the Mortgage Loans

Current Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
1.035 - 10.000	81	$719,365.13	0.15%	7.565%	$8,881.05	716	6.77%
10.001 - 20.000	222	6,040,214.76	1.26	7.067	27,208.17	725	16.30
20.001 - 30.000	262	10,669,880.75	2.22	7.077	40,724.74	713	25.26
30.001 - 40.000	283	18,394,010.05	3.83	6.883	64,996.50	694	35.23
40.001 - 50.000	309	25,504,152.92	5.32	6.845	82,537.71	699	45.69
50.001 - 60.000	489	54,377,015.43	11.34	7.001	111,200.44	682	56.12
60.001 - 70.000	756	118,269,841.82	24.66	7.987	156,441.59	647	65.54
70.001 - 80.000	842	127,274,258.11	26.53	6.898	151,157.08	679	76.48
80.001 - 90.000	639	55,528,227.31	11.58	8.016	86,898.63	635	85.96
90.001 - 95.000	474	40,721,846.96	8.49	8.856	85,911.07	624	93.22
95.001 - 100.000	156	17,956,543.70	3.74	7.439	115,106.05	647	98.01
100.001 - 105.000	22	2,712,883.70	0.57	6.730	123,312.90	679	101.68
105.001 - 110.000	11	1,018,858.60	0.21	9.390	92,623.51	575	107.67
110.001 - 115.000	3	341,313.26	0.07	8.216	113,771.09	533	112.10
120.001 - 122.296	1	130,856.48	0.03	7.375	130,856.48	617	122.30
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 1.035% and 122.296%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 69.826%.

RESIDENTIAL MORTGAGE FINANCE

Delinquency Status of the Mortgage Loans

Delinquency Status	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Current	4,045	$440,265,690.47	91.79%	7.450%	$108,841.95	670	69.53%
1 Month Delinquent	505	39,393,578.51	8.21	8.100	78,007.09	603	73.18
Total	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Number of 30-Day Delinquencies of the Mortgage Loans

Number of 30-Day Delinquencies of the Mortgage Loans	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance	Weighted Average Current LTV
0	3,124	$355,863,932.69	74.19%	7.345%	$113,912.91	685	69.02%
1	467	49,535,634.68	10.33	7.336	106,072.02	651	70.44
2	178	15,941,219.94	3.32	7.865	89,557.42	638	72.28
3	124	9,157,279.64	1.91	8.170	73,849.03	579	73.32
4	104	8,367,369.46	1.74	8.238	80,455.48	590	73.39
5	115	8,748,159.38	1.82	8.080	76,070.95	574	71.92
6	89	7,101,827.62	1.48	8.470	79,795.82	544	69.85
7	86	6,378,876.25	1.33	8.318	74,172.98	566	72.57
8	65	4,146,034.83	0.86	9.130	63,785.15	547	74.53
9	63	4,025,528.54	0.84	9.532	63,897.28	547	73.53
10	52	3,542,003.53	0.74	8.943	68,115.45	524	80.15
11	46	4,074,223.67	0.85	8.794	88,570.08	581	78.96
12	37	2,777,178.75	0.58	9.001	75,058.89	547	74.34
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Number of 60-Day Delinquencies of the Mortgage Loans

Number of 60-Day Delinquencies of the Mortgage Loans	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
0	4,030	$439,328,013.94	91.59%	7.416%	$109,014.40	674	69.49%
1	176	12,684,362.55	2.64	8.370	72,070.24	570	73.32
2	118	9,391,251.02	1.96	8.207	79,586.87	589	70.45
3	66	4,998,060.21	1.04	8.438	75,728.19	562	68.95
4	52	4,222,679.89	0.88	8.335	81,205.38	539	75.14
5	31	1,907,440.46	0.40	8.868	61,530.34	553	73.53
6	21	1,563,784.04	0.33	8.123	74,465.91	562	79.70
7	19	1,535,057.10	0.32	9.630	80,792.48	546	82.57
8	16	2,118,205.87	0.44	8.938	132,387.87	572	75.13
9	9	951,609.03	0.20	8.025	105,734.34	520	80.97
10	8	656,729.77	0.14	9.895	82,091.22	547	97.27
11	4	302,075.10	0.06	8.712	75,518.78	552	68.77
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

RESIDENTIAL MORTGAGE FINANCE

Number of 90-Day Delinquencies of the Mortgage Loans

Number of 90-Day Delinquencies of the Mortgage Loans	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
0	4,356	$463,289,041.05	96.59%	7.467%	$106,356.53	668	69.62%
1	86	6,745,353.24	1.41	8.100	78,434.34	565	73.08
2	36	2,579,603.71	0.54	9.249	71,655.66	563	73.13
3	21	1,836,137.18	0.38	7.575	87,435.10	524	76.72
4	7	486,422.57	0.10	8.836	69,488.94	547	68.20
5	11	714,380.92	0.15	8.998	64,943.72	516	79.54
6	10	1,171,044.79	0.24	9.790	117,104.48	545	84.68
7	11	1,714,534.71	0.36	9.035	155,866.79	577	76.26
8	6	575,195.20	0.12	7.450	95,865.87	554	74.67
9	3	365,004.29	0.08	9.912	121,668.10	558	106.01
10	3	182,551.32	0.04	9.342	60,850.44	537	71.50
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Original Terms to Maturity of the Mortgage Loans
Original Terms to Maturity (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
23 - 59	13	$3,110,389.29	0.65%	8.352%	$239,260.71	636	82.18%
60 - 119	96	8,140,829.42	1.70	7.754	84,800.31	652	75.35
120 - 179	234	21,331,895.55	4.45	8.490	91,161.95	634	69.27
180 - 239	493	45,471,869.32	9.48	7.877	92,235.03	667	60.03
240 - 299	243	15,403,398.04	3.21	9.035	63,388.47	637	65.80
300 - 359	279	14,137,394.54	2.95	6.861	50,671.67	663	63.28
360 - 419	3,172	369,828,384.02	77.10	7.351	116,591.55	667	71.19
420 - 479	14	1,184,136.69	0.25	8.401	84,581.19	792	68.67
480	6	1,050,972.11	0.22	5.563	175,162.02	677	93.95
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

As of the Statistical Calculation Date, the weighted average original term to maturity of the Mortgage Loans is approximately 323 months.

RESIDENTIAL MORTGAGE FINANCE

Remaining Terms to Maturity of the Mortgage Loans as of the Statistical Calculation Date

Remaining Terms to Maturity (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
1 - 59	513	$23,065,147.04	4.81%	8.092%	$44,961.30	661	61.07%
60 - 119	546	28,923,416.10	6.03	7.998	52,973.29	659	58.92
120 - 179	625	51,666,689.45	10.77	7.251	82,666.70	674	63.11
180 - 239	378	40,839,800.52	8.51	7.056	108,041.80	687	60.60
240 - 299	629	57,616,698.80	12.01	7.365	91,600.48	642	69.94
300 - 359	1,774	265,528,794.25	55.36	7.538	149,678.01	666	74.18
360 - 419	81	11,023,168.59	2.30	7.859	136,088.50	626	74.69
420 - 477	4	995,554.23	0.21	5.546	248,888.56	681	95.49
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

As of the Statistical Calculation Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 275 months.

Seasoning of the Mortgage Loans as of the Statistical Calculation Date

RESIDENTIAL MORTGAGE FINANCE

Seasoning (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
0 - 59	2,455	$334,883,154.03	69.82%	7.698%	$136,408.62	662	73.61%
60 - 119	922	85,282,179.14	17.78	7.479	92,496.94	644	67.18
120 - 179	381	34,037,410.38	7.10	6.382	89,337.04	707	52.80
180 - 239	390	18,900,803.80	3.94	6.068	48,463.60	700	55.21
240 - 299	141	3,705,591.00	0.77	7.442	26,280.79	682	47.29
300 - 359	258	2,798,305.80	0.58	8.342	10,846.15	727	33.52
360 - 382	3	51,824.83	0.01	6.809	17,274.94	557	37.08
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

As of the Statistical Calculation Date, the weighted average seasoning of the Mortgage Loans is approximately 48 months.

RESIDENTIAL MORTGAGE FINANCE

Geographic Distribution of the Mortgaged Properties
Geographic Location	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Alabama	96	$4,318,719.04	0.90%	8.519%	$ 44,986.66	637	71.48%
Alaska	10	744,063.21	0.16	8.040	74,406.32	638	77.69
Arizona	113	11,133,072.10	2.32	7.300	98,522.76	679	74.34
Arkansas	30	1,954,744.54	0.41	7.509	65,158.15	669	86.42
California	466	74,486,202.12	15.53	6.560	159,841.64	704	62.5
Colorado	55	7,340,713.59	1.53	7.062	133,467.52	657	74.97
Connecticut	58	10,386,391.28	2.17	6.912	179,075.71	677	58.81
Delaware	14	1,540,595.94	0.32	6.566	110,042.57	751	68.04
District Of Columbia	11	1,417,429.34	0.30	7.899	128,857.21	637	57.46
Florida	533	50,195,859.03	10.46	8.919	94,176.10	608	66.89
Georgia	157	18,442,868.17	3.84	7.892	117,470.50	642	70.55
Hawaii	6	3,104,740.98	0.65	7.511	517,456.83	695	63.36
Idaho	15	2,164,219.71	0.45	7.559	144,281.31	707	70.39
Illinois	94	14,618,263.17	3.05	6.801	155,513.44	671	72.47
Indiana	41	2,081,164.10	0.43	7.473	50,760.10	626	75.98
Iowa	11	481,298.19	0.10	8.248	43,754.38	658	76.52
Kansas	11	726,447.92	0.15	7.440	66,040.72	647	79.36
Kentucky	21	1,054,028.23	0.22	7.023	50,191.82	646	73.72
Louisiana	45	1,927,678.12	0.40	8.165	42,837.29	628	71.91
Maine	12	1,492,368.29	0.31	8.242	124,364.02	585	67.17
Maryland	88	10,142,764.91	2.11	7.219	115,258.69	650	66.87
Massachusetts	96	16,641,255.24	3.47	7.364	173,346.41	638	60.88
Michigan	174	11,755,979.43	2.45	7.692	67,563.10	647	68.33
Minnesota	26	4,093,051.68	0.85	7.360	157,425.06	687	71.95
Mississippi	43	1,459,702.16	0.30	8.679	33,946.56	578	64.84
Missouri	35	3,590,522.01	0.75	8.020	102,586.34	629	72.99
Montana	6	571,143.39	0.12	7.055	95,190.57	672	77.18
Nebraska	4	2,593,585.22	0.54	7.287	648,396.31	709	62.37
Nevada	146	31,716,785.58	6.61	6.305	217,238.26	698	75.99
New Hampshire	28	3,194,266.72	0.67	7.672	114,080.95	618	64.74
New Jersey	116	15,139,432.23	3.16	6.877	130,512.35	679	70.5
New Mexico	13	942,731.39	0.20	8.220	72,517.80	693	76.3
New York	182	24,421,029.58	5.09	7.104	134,181.48	695	63.06
North Carolina	51	6,279,214.09	1.31	7.225	123,121.84	645	76.14
North Dakota	7	309,465.18	0.06	3.886	44,209.31	752	61.69
Ohio	88	10,256,336.13	2.14	7.431	116,549.27	649	70.71
Oklahoma	36	1,684,394.61	0.35	8.308	46,788.74	589	67.55
Oregon	25	4,202,465.50	0.88	7.034	168,098.62	698	71.43
Pennsylvania	178	14,023,626.32	2.92	7.401	78,784.42	670	70.49
Puerto Rico	15	721,586.32	0.15	7.282	48,105.75	567	61.94
Rhode Island	29	5,042,553.17	1.05	7.218	173,881.14	626	59.05
South Carolina	47	2,548,771.13	0.53	7.224	54,229.17	661	64.06
South Dakota	4	333,029.58	0.07	8.609	83,257.40	617	72.27
Tennessee	58	7,447,390.70	1.55	7.955	128,403.29	680	69.24
Texas	1,094	66,970,083.08	13.96	8.740	61,215.80	636	80.75
Utah	20	2,707,055.71	0.56	8.347	135,352.79	604	74.13
Vermont	3	54,331.26	0.01	8.950	18,110.42	592	39.68
Virgin Islands	8	328,782.16	0.07	4.000	41,097.77	687	52.39
Virginia	50	8,891,263.07	1.85	6.225	177,825.26	719	70.53
Washington	58	7,759,214.51	1.62	6.390	133,779.56	706	70.78
West Virginia	6	415,779.39	0.09	9.345	69,296.57	619	83.68
Wisconsin	12	3,493,724.42	0.73	8.475	291,143.70	637	90.47
Wyoming	5	317,086.04	0.07	9.171	63,417.21	658	53.42
Total:	4,550	$479,659,268.98	100.00%	7.503%	$ 105,419.62	664	69.83%
No more than approximately 0.59% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

RESIDENTIAL MORTGAGE FINANCE

RESIDENTIAL MORTGAGE FINANCE

Loan Purpose of the Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Purchase	2,982	$278,662,578.68	58.10%	7.368%	$93,448.22	674	73.99%
Rate/Term Refinance	621	98,274,543.34	20.49	7.277	158,252.08	663	65.24
Cashout Refinance	947	102,722,146.96	21.42	8.086	108,471.12	640	62.91
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Amortization Types of the Mortgage Loans
Amortization Types	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Fully Amortizing	4,411	$454,345,775.23	94.72%	7.460%	$103,002.90	666	69.50%
Balloon	139	25,313,493.75	5.28	8.271	182,111.47	631	75.61
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Adjustment Type of the Mortgage Loans
Adjustment Type	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Adjustable Rate Mortgage	1,546	$255,156,490.78	53.20%	6.979%	$165,043.01	674	66.53%
Fixed Rate Mortgage	3,004	224,502,778.20	46.80	8.099	74,734.61	651	73.57
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Loan Type of the Mortgage Loans
Loan Type	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV

Conventional Uninsured	4,131	$438,296,364.84	91.38%	7.573%	$106,099.34	666	68.18%
Conventional Insured	328	32,067,950.60	6.69	6.780	97,768.14	659	86.26
Uninsured FHA	76	7,476,271.83	1.56	6.824	98,372.00	596	90.53
Uninsured VA	12	1,538,748.97	0.32	6.096	128,229.08	697	90.37
Guaranteed VA	2	267,975.56	0.06	5.902	133,987.78	631	97.82
Insured FHA	1	11,957.18	0.00	10.000	11,957.18	537	75.20
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

RESIDENTIAL MORTGAGE FINANCE

Credit Scores of the Mortgage Loans
Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
No Score	291	$34,764,518.18	7.25%	8.265%	$119,465.70	NA	72.47%
404 - 520	612	45,745,636.26	9.54	9.418	74,747.77	493	72.81
521 - 540	218	15,955,302.02	3.33	9.384	73,189.46	531	71.66
541 - 560	225	19,939,469.64	4.16	8.529	88,619.87	550	72.25
561 - 580	255	19,242,995.07	4.01	8.829	75,462.73	569	71.50
581 - 600	271	23,245,729.81	4.85	8.853	85,777.60	590	71.74
601 - 620	254	24,533,179.90	5.11	8.660	96,587.32	610	72.07
621 - 640	252	23,994,372.21	5.00	7.844	95,215.76	630	71.52
641 - 660	293	33,269,578.46	6.94	7.665	113,548.05	650	76.63
661 - 680	221	25,660,360.99	5.35	7.179	116,110.23	671	72.95
681 - 700	233	27,352,984.18	5.70	6.903	117,394.78	690	70.05
701 - 720	229	33,313,132.26	6.95	6.480	145,472.19	711	69.42
721 - 740	218	29,880,625.85	6.23	6.390	137,067.09	730	68.04
741 - 760	221	28,611,804.76	5.97	6.302	129,465.18	750	67.99
761 - 780	280	39,247,811.61	8.18	5.851	140,170.76	769	65.06
781 - 800	255	31,896,597.33	6.65	6.213	125,084.70	789	63.35
801 - 820	148	15,158,453.34	3.16	6.307	102,421.98	808	59.24
821 - 839	74	7,846,717.11	1.64	5.868	106,036.72	828	54.80
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

As of the Statistical Calculation Date, the weighted average credit score of the Mortgage Loans is approximately 664.

Mortgaged Property Type of the Mortgage Loans
Mortgaged Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Single Family	3,288	$307,625,254.08	64.13%	7.520%	$93,559.99	661	68.90%
PUD	219	43,460,938.92	9.06	6.661	198,451.78	683	73.34
Single Family (other)(1)	419	27,474,096.18	5.73	7.511	65,570.64	683	73.13
Condominium	338	27,409,838.15	5.71	6.894	81,094.20	700	69.50
Retail	28	25,463,710.38	5.31	7.789	909,418.23	644	70.00
2-4 Family	144	20,547,177.50	4.28	7.639	142,688.73	676	66.42
Multi-Family	35	13,488,902.67	2.81	8.547	385,397.22	618	75.15
Mixed-Use	43	7,163,206.31	1.49	9.282	166,586.19	603	69.44
Commercial (other)(2)	26	4,806,319.58	1.00	9.229	184,858.45	595	76.99
Office	10	2,219,825.21	0.46	8.798	221,982.52	609	74.90
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%
(1) Includes mobile homes, duplexes, improved and unimproved land, manufactured homes, cooperatives and townhouses.
(2) Includes auto repair centers, churches, hotels, motels, mobile home parks, nursing homes, restaurants, warehouses, industrial properties, and special purpose properties.

RESIDENTIAL MORTGAGE FINANCE

Occupancy Types of the Mortgage Loans
Occupancy Types	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Owner Occupied	3,626	$358,676,993.04	74.78%	7.397%	$98,918.09	663	70.07%
Investment	850	109,507,406.60	22.83	7.922	128,832.24	662	70.15
Second Home	74	11,474,869.34	2.39	6.829	155,065.80	708	59.02
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Documentation Levels of the Mortgage Loans
Documentation Levels	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
Full Documentation	1,916	$181,069,283.03	37.75%	6.940%	$94,503.80	686	65.54%
Limited Documentation	985	112,890,684.08	23.54	7.712	114,609.83	649	71.78
Stated Documentation	1,004	112,006,801.09	23.35	8.278	111,560.56	651	70.49
Alternative	519	54,428,755.10	11.35	7.310	104,872.36	650	79.13
No Income Verified	90	16,537,859.01	3.45	7.479	183,753.99	658	66.08
No Assets Verified	36	2,725,886.67	0.57	8.390	75,719.07	583	83.07
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Indices of the Adjustable Rate Mortgage Loans
Indices	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
1 Year CMT	706	$113,330,686.28	44.42%	6.048%	$160,525.05	704	62.75%
6 Month LIBOR	407	83,152,840.64	32.59	7.027	204,306.73	672	72.62
Prime	287	41,373,249.85	16.21	10.090	144,157.66	587	64.54
COFI	50	2,846,380.59	1.12	5.154	56,927.61	673	55.59
1 Year LIBOR	41	9,209,687.57	3.61	5.414	224,626.53	705	73.46
3 Year CMT	14	1,067,416.32	0.42	5.794	76,244.02	671	61.27
2 Year CMT	13	812,342.94	0.32	10.109	62,487.92	564	67.72
6 Month CMT	11	1,335,869.83	0.52	4.510	121,442.71	729	57.75
1 Month LIBOR	4	551,478.89	0.22	4.668	137,869.72	672	88.76
6 Month CD	4	890,517.05	0.35	3.738	222,629.26	796	40.16
5 Year CMT	3	160,440.27	0.06	5.979	53,480.09	638	60.47
FNMA	3	87,214.73	0.03	10.501	29,071.58	548	57.51
12 MAT	1	278,222.90	0.11	1.250	278,222.90	748	79.27
3 Month CMT	1	32,502.70	0.01	5.000	32,502.70	799	24.08
Other	1	27,640.22	0.01	7.875	27,640.22	790	19.06
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%

RESIDENTIAL MORTGAGE FINANCE

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans
Frequency of Mortgage Rate Adjustment (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
0	1	$21,877.92	0.01%	12.750%	$21,877.92	543	49.33%
1	18	5,854,636.71	2.29	5.603	325,257.60	672	76.81
3	2	192,068.42	0.08	11.055	96,034.21	601	59.60
6	491	99,769,267.06	39.10	7.097	203,196.06	673	70.74
12	992	146,560,339.87	57.44	6.947	147,742.28	676	63.32
24	12	673,819.25	0.26	10.362	56,151.60	574	69.37
36	22	1,793,915.50	0.70	5.692	81,541.61	696	62.86
60	8	290,566.05	0.11	7.006	36,320.76	623	52.38
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%

Gross Margins of the Adjustable Rate Mortgage Loans
Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
0.000 - 0.999	23	$866,212.00	0.34%	5.710%	$37,661.39	689	46.99%
1.000 - 1.999	9	5,002,900.32	1.96	5.937	555,877.81	684	76.32
2.000 - 2.999	572	137,076,064.41	53.72	5.870	239,643.47	723	65.81
3.000 - 3.999	176	21,526,096.88	8.44	5.797	122,307.37	691	67.89
4.000 - 4.999	127	16,900,584.35	6.62	7.351	133,075.47	650	68.14
5.000 - 5.999	411	43,032,802.21	16.87	9.646	104,702.68	576	64.99
6.000 - 6.999	113	15,557,533.22	6.10	8.479	137,677.29	599	71.91
7.000 - 7.999	74	9,389,459.77	3.68	9.198	126,884.59	586	63.70
8.000 - 8.999	27	3,208,859.87	1.26	9.546	118,846.66	593	76.03
9.000 - 9.999	12	2,454,954.01	0.96	10.952	204,579.50	563	61.83
10.000 - 10.500	2	141,023.74	0.06	10.592	70,511.87	459	71.46
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%
As of the Statistical Calculation Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately 3.702% per annum.

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans
Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
No Maximum Rate	220	$21,622,082.36	8.47%	10.878%	$98,282.19	545	61.70%
5.000 - 5.999	1	297,465.26	0.12	4.500	297,465.26	738	41.60
6.000 - 6.999	2	326,186.57	0.13	4.071	163,093.29	770	56.42
8.000 - 8.999	3	529,939.97	0.21	3.816	176,646.66	706	80.74
9.000 - 9.999	37	7,733,185.36	3.03	4.204	209,005.01	746	63.47
10.000 - 10.999	80	21,630,773.56	8.48	5.006	270,384.67	732	67.73
11.000 - 11.999	190	55,279,234.95	21.66	6.084	290,943.34	725	69.09
12.000 - 12.999	179	40,138,967.03	15.73	6.232	224,240.04	701	69.52
13.000 - 13.999	219	40,458,531.87	15.86	6.352	184,742.15	682	64.50
14.000 - 14.999	221	31,266,179.56	12.25	7.584	141,475.93	644	64.43
15.000 - 15.999	162	13,566,830.29	5.32	8.181	83,745.87	615	64.87
16.000 - 16.999	113	9,076,171.99	3.56	8.879	80,320.11	602	67.45
17.000 - 17.999	40	2,950,753.74	1.16	9.536	73,768.84	601	66.21
18.000 - 18.999	62	9,636,786.45	3.78	9.547	155,432.04	591	67.16
19.000 - 19.999	13	507,837.13	0.20	12.420	39,064.39	585	69.73
20.000 - 24.000	4	135,564.69	0.05	10.283	33,891.17	535	59.27
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%
As of the Statistical Calculation Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 13.011% per annum.

RESIDENTIAL MORTGAGE FINANCE

RESIDENTIAL MORTGAGE FINANCE

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans
Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
No Minimum Rate	478	$83,088,090.07	32.56%	5.820%	$173,824.46	701	70.44%
0.500 - 0.999	1	59,835.72	0.02	3.875	59,835.72	635	82.53
1.000 - 1.999	14	1,534,519.93	0.60	4.241	109,608.57	700	51.86
2.000 - 2.999	285	79,645,343.56	31.21	6.183	279,457.35	726	63.37
3.000 - 3.999	70	6,634,789.53	2.60	4.962	94,782.71	699	57.60
4.000 - 4.999	24	1,851,043.36	0.73	5.000	77,126.81	705	62.63
5.000 - 5.999	26	2,616,778.55	1.03	5.669	100,645.33	688	67.11
6.000 - 6.999	59	12,338,905.08	4.84	6.704	209,133.98	626	74.37
7.000 - 7.999	72	10,868,677.43	4.26	7.647	150,953.85	601	73.15
8.000 - 8.999	114	16,798,216.00	6.58	8.618	147,352.77	627	64.55
9.000 - 9.999	80	8,582,907.42	3.36	9.520	107,286.34	600	65.16
10.000 - 10.999	63	6,418,237.17	2.52	10.370	101,876.78	585	69.81
11.000 - 11.999	177	17,166,865.34	6.73	11.309	96,987.94	539	62.27
12.000 - 12.999	72	7,004,130.39	2.75	11.519	97,279.59	534	59.20
13.000 - 13.990	11	548,151.23	0.21	13.067	49,831.93	558	53.78
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%

As of the Statistical Calculation Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 5.755% per annum.

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans
Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
1 - 6	493	$53,764,543.25	21.07%	6.122%	$109,055.87	671	61.68%
7 - 12	565	61,512,479.56	24.11	8.155	108,871.65	616	62.41
13 - 18	100	26,523,904.91	10.40	7.650	265,239.05	682	67.95
19 - 24	125	37,728,827.62	14.79	7.526	301,830.62	685	69.34
25 - 30	34	11,917,841.88	4.67	6.167	350,524.76	761	59.32
31 - 36	73	17,047,053.91	6.68	6.305	233,521.29	685	77.99
37 - 42	2	405,634.12	0.16	5.366	202,817.06	642	85.67
43 - 48	52	20,076,177.63	7.87	6.356	386,080.34	720	69.64
49 - 54	19	5,322,960.77	2.09	5.562	280,155.83	690	63.44
55 - 60	73	18,448,791.31	7.23	5.896	252,723.17	715	76.49
61 - 66	1	117,169.69	0.05	4.875	117,169.69	763	92.70
73 - 78	1	126,795.04	0.05	5.125	126,795.04	743	89.29
79 - 84	8	2,164,311.09	0.85	5.862	270,538.89	753	74.91
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%

As of the Statistical Calculation Date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 21 months.

RESIDENTIAL MORTGAGE FINANCE

Periodic Caps of the Adjustable Rate Mortgage Loans
Periodic Caps(%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Principal Balance	Weighted Average Credit Score	Weighted Average Current LTV
No Periodic Cap	303	$39,724,751.37	15.57%	8.941%	$131,104.79	619	65.34%
0.250 - 0.500	7	219,006.60	0.09	6.706	31,286.66	710	55.85
0.501 - 0.750	1	203,942.35	0.08	3.750	203,942.35	806	32.63
0.751 - 1.000	351	53,475,686.89	20.96	7.118	152,352.38	662	71.68
1.251 - 1.500	54	12,378,251.93	4.85	7.786	229,226.89	631	74.09
1.751 - 2.000	807	145,324,616.64	56.96	6.333	180,080.07	697	64.30
2.001 - 2.250	3	725,466.71	0.28	6.548	241,822.24	659	78.56
2.251 - 2.500	2	97,615.60	0.04	6.447	48,807.80	668	65.99
2.751 - 3.000	8	1,461,106.48	0.57	8.069	182,638.31	638	75.95
3.251 - 3.500	1	26,426.11	0.01	9.875	26,426.11	619	75.50
4.751 - 5.000	3	251,768.31	0.10	8.899	83,922.77	591	57.40
5.751 - 6.000	5	1,159,540.12	0.45	5.130	231,908.02	733	57.76
7.251 - 7.500	1	108,311.67	0.04	2.950	108,311.67	622	83.96
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%

As of the Statistical Calculation Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.756% per annum.